SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PACIFIC ETHANOL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PACIFIC ETHANOL, INC.
400 Capitol Mall, Suite 2060
Sacramento, California 95814

October 24, 2012

Dear Fellow Stockholders:

We cordially invite you to attend the 2012 annual meeting (“Annual Meeting”) of stockholders of Pacific Ethanol, Inc., which will be held at 9:00 a.m., local time, on Thursday, December 13, 2012 at the Sheraton Grand Sacramento, 1230 J Street, Sacramento, California 95814. All stockholders of record at the close of business on October 15, 2012 are entitled to vote at the Annual Meeting. The formal meeting notice and Proxy Statement are attached.

At this year’s Annual Meeting, stockholders will be asked to (i) elect seven directors; (ii) approve an amendment to our 2006 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan from 1,214,285 shares to 6,214,285 shares; and (iii) ratify the appointment of Hein & Associates LLP to serve as our independent registered public accounting firm for the year ending December 31, 2012.

In addition, stockholders will transact any other business that may properly come before the Annual Meeting. A report on the business operations of Pacific Ethanol will also be presented at the meeting and stockholders will have an opportunity to ask questions.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting and we urge you to vote as soon as possible. As an alternative to voting in person at the Annual Meeting, you may vote electronically over the Internet or by telephone, or if you receive a proxy card or voting instruction form in the mail, by mailing the completed proxy card or voting instruction form. Timely voting by any of these methods will ensure your representation at the Annual Meeting.

We look forward to seeing you December 13th.

Sincerely,

William L. Jones, Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the STOCKHOLDER Meeting to be Held on December 13, 2012. Our Proxy Statement and 2011 Annual Report to Stockholders are available at WWW.PROXYVOTE.COM. YOU WILL NEED THE 12 DIGIT CONTROL NUMBER LISTED ON YOUR PROXY CARD IN ORDER TO ACCESS THE SITE AND VIEW THE MATERIALS ONLINE.

PACIFIC ETHANOL, INC.

NOTICE OF THE 2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 13, 2012

__________________________

NOTICE IS HEREBY GIVEN that the 2012 annual meeting (“Annual Meeting”) of stockholders of Pacific Ethanol, Inc., a Delaware corporation, will be held at 9:00 a.m., local time, on Thursday, December 13, 2012 at the Sheraton Grand Sacramento, 1230 J Street, Sacramento, California 95814, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	To elect seven directors to serve on our Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. The nominees for election are William L. Jones, Neil M. Koehler, Terry L. Stone, John L. Prince, Douglas L. Kieta, Larry D. Layne and Michael D. Kandris.
2.	To approve an amendment to our 2006 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan from 1,214,285 shares to 6,214,285 shares.
3.	To ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for the year ending December 31, 2012.
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

All stockholders of record at the close of business on October 15, 2012 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

We cordially invite all stockholders to attend the Annual Meeting in person. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. As an alternative to voting in person at the Annual Meeting, you can vote your shares electronically over the Internet, or if you receive a proxy card or voting instruction form in the mail, by mailing the completed proxy card or voting instruction form.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of our capital stock as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership.

By Order of the Board of Directors,

William L. Jones, Chairman of the Board

Sacramento, California

October 24, 2012

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING PLEASE PROMPTLY SUBMIT YOUR PROXY OR VOTING INSTRUCTION ELECTRONICALLY OVER THE INTERNET OR BY TELEPHONE, OR IF YOU RECEIVE A PAPER PROXY CARD OR VOTING INSTRUCTION FORM, YOU MAY MAIL THE COMPLETED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PACIFIC ETHANOL, INC.

PROXY STATEMENT

FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 13, 2012

__________________________

APPENDIX

APPENDIX A – 2006 Stock Incentive Plan (As Amended through December 13, 2012)	A-1

PACIFIC ETHANOL, INC.

400 Capitol Mall, Suite 2060

Sacramento, California 95814

PROXY STATEMENT

FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

__________________________

Voting and Proxy

This Proxy Statement is being furnished in connection with the solicitation of proxies by our Board of Directors (“Board”) for use at the 2012 annual meeting (“Annual Meeting”) of stockholders to be held on Thursday, December 13, 2012, at 9:00 a.m., local time, at the Sheraton Grand Sacramento, 1230 J Street, Sacramento, California 95814, and at any adjournment(s) or postponement(s) of the Annual Meeting. We are providing this Proxy Statement and the accompanying proxy card to our stockholders on or about October 24, 2012. Our stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2011 is provided concurrently with this Proxy Statement (or made available electronically, for stockholders who elected to access these materials over the Internet) to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not to be regarded as proxy soliciting material or as a communication through which any solicitation of proxies is made.

What items will be voted on at the Annual Meeting?

Stockholders will vote on three items at the Annual Meeting:

•	Election to our Board of the seven nominees named in this Proxy Statement (Proposal One);
•	A proposal to amend our 2006 Stock Incentive Plan (the “2006 Plan”) to increase the number of shares of common stock authorized for issuance under the 2006 Plan (Proposal Two); and
•	Ratification of the appointment of Hein & Associates LLP as our independent registered public accounting firm for 2012 (Proposal Three).

What are the Board’s Voting Recommendations?

The Board recommends that you vote your shares:

•	“FOR” each of the nominees to our Board (Proposal One);
•	“FOR” the proposal to amend our 2006 Plan to increase the number of shares of common stock authorized for issuance under the 2006 Plan (Proposal Two); and
•	“FOR” the ratification of the appointment of Hein & Associates LLP as our independent registered public accounting firm for 2012 (Proposal Three).

Who is entitled to vote?

To be able to vote, you must have been a stockholder on October 15, 2012, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, 144,672,406 shares of our common stock, par value $0.001 per share (“common stock”), and 926,942 shares of our Series B Cumulative Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), were issued and outstanding.

How many votes do I have?

Holders of common stock and Series B Preferred Stock will vote at the Annual Meeting as a single class on all matters. Each holder of common stock is entitled to one vote per share held, and each holder of Series B Preferred Stock is entitled to approximately 0.43 votes per share held. As a result, a total of 145,069,667 votes may be cast at the Annual Meeting, of which holders of common stock will be entitled to cast 144,672,406 votes and holders of Series B Preferred Stock will be entitled to cast 397,261 votes.

What is a quorum?

For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of holders of shares of outstanding common stock and Series B Preferred Stock entitled to vote and representing at least a majority of our outstanding voting power will constitute a quorum for the transaction of business. Accordingly, shares representing 72,534,834 votes must be present in person or by proxy at the Annual Meeting to constitute a quorum.

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What are abstentions and broker non-votes?

An “abstention” is the voluntary act of not voting by a stockholder who is present at a meeting in person or by proxy and entitled to vote. “Broker non-votes” refers to shares held by a brokerage firm or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal.

If you are a beneficial owner whose shares are held in street name and you do not submit voting instructions to your broker, your broker may generally vote your shares in its discretion on routine matters. We believe that Proposal Three is routine and may be voted upon by your broker if you do not submit voting instructions. However, pursuant to rules of The NASDAQ Stock Market (“NASDAQ”), brokers do not have the discretion to vote their clients’ shares on non-routine matters, unless the broker receives voting instructions from the beneficial owner. Proposals One and Two are considered non-routine matters. Consequently, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on Proposals One and Two.

What are the general effects of abstentions and broker non-votes?

Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion as permitted under the listing rules of NASDAQ. For purposes of the Annual Meeting, brokers or nominees are permitted to vote their clients’ proxies in their own discretion as to the ratification of the appointment of our independent registered public accounting firm if the clients have not furnished voting instructions within 10 days of the meeting. Certain proposals other than the ratification of the appointment of the independent registered public accounting firm, such as the election of directors, are “non-discretionary” and brokers or nominees who have received no instructions from their clients do not have discretion to vote on those items. Abstentions and broker non-votes will not be counted as a vote “for” or “against” any matter, though in certain cases abstentions will have the same effect as votes against a matter as they will be counted toward the tabulation of votes present or represented on the matter. Broker non-votes will not be counted as shares entitled to vote and accordingly will not affect the outcome with respect to any matter to be voted on at the Annual Meeting.

Please note that the rules regarding how brokers may vote your shares have changed. Brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, thus we strongly encourage you to provide instructions to your broker regarding the voting of your shares you hold in “street name” or through a broker or other nominee.

What vote is required to approve each proposal?

Proposal One

The seven nominees receiving the highest number of affirmative votes of the outstanding shares of common stock and Series B Preferred Stock, voting together as a single class, present at the Annual Meeting in person or represented by proxy and entitled to vote, will be elected as directors to serve until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. Abstentions will have no effect on the outcome of the election of nominees for director. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board. Votes cast for the election of any nominee who has become unavailable will be disregarded.

Proposals Two and Three

The affirmative vote of a majority of the votes of the shares of our common stock and Series B Preferred Stock, voting together as a single class, present at the Annual Meeting in person or represented by proxy and entitled to vote, which shares voting affirmatively must also constitute at least a majority of the voting power required to constitute a quorum, is required for approval of these proposals. Abstentions will be counted toward the tabulation of votes present or represented on these proposals and will have the same effect as votes against these proposals.

How do I vote?

If you are a “registered holder,” that is, your shares are registered in your own name through our transfer agent, and you are viewing this proxy over the Internet you may vote electronically over the Internet. For those stockholders who receive a paper proxy in the mail, you may also vote electronically over the Internet or by telephone or by completing and mailing the proxy card provided. The website identified in the proxy card provides specific instructions on how to vote electronically over the Internet. Those stockholders who receive a paper proxy by mail, and who elect to vote by mail, should complete and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials.

If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, you will receive instructions from your record holder that must be followed for your record holder to vote your shares per your instructions. If you receive paper copies of our proxy materials from your brokerage firm, bank or other nominee, you will also receive a voting instruction form. Please complete and return the enclosed voting instruction form in the addressed, postage paid envelope provided.

Stockholders who have previously elected to access our proxy materials and annual report electronically over the Internet will continue to receive an email, referred to in this Proxy Statement as an email notice, with information on how to access the proxy information and voting instructions.

Only proxy cards and voting instruction forms that have been signed, dated and timely returned and only proxies that have been timely voted electronically will be counted in the quorum and voted. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time, Wednesday, December 12, 2012.

Stockholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

You may also vote your shares in person at the Annual Meeting. If you are a registered holder, you may request a ballot at the Annual Meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder (e.g., your broker) and bring it with you to the Annual Meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

What if I receive more than one email notice, proxy card or voting instruction form?

If you receive more than one email notice, proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please vote your shares held in each account to ensure that all of your shares will be voted.

Who will count the votes and how will my vote(s) be counted?

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

If your proxy is properly submitted, the shares represented thereby will be voted at the Annual Meeting in accordance with your instructions. If you are a registered holder and you do not specify how the shares represented thereby are to be voted, your shares will be voted “FOR” the election of each of the seven nominees to our Board listed in the proxy, “FOR” the approval of each of Proposals Two and Three, and in the discretion of the proxy holder(s) as to any other matters that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting, as well as any procedural matters.

Can I change my vote after I have voted?

If your shares are registered in your name, you may revoke or change your vote at any time before the Annual Meeting by voting again electronically over the Internet or telephone, or by filing a notice of revocation or another proxy card with a later date with our Secretary at Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California 95814. If you are a registered stockholder and attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. Please note that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder.

Who will bear the cost of soliciting proxies?

We will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

We have hired Georgeson Inc. to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Georgeson Inc. a fee of $8,500 plus customary costs and expenses for these services. We have agreed to indemnify Georgeson Inc. against certain liabilities arising out of or in connection with its agreement to assist us with distributing proxy materials and soliciting votes.

The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are discussed below more fully.

Proposal One

Election of Directors

Our bylaws provide for seven directors unless otherwise changed by resolution of our Board. Directors are elected annually and hold office until the next annual meeting of stockholders and/or until their respective successors are duly elected and qualified. Stockholders who desire to nominate any person for election to our Board must comply with our bylaws, including our advance notice bylaw provisions relating to the nomination of persons for election to our Board. See “Information about our Board of Directors, Board Committees and Related Matters—Board Committees and Meetings, Nominating and Corporate Governance Committee” below. It is intended that the proxies solicited by our Board will be voted “FOR” election of the following seven nominees unless a contrary instruction is made on the proxy: William L. Jones, Neil M. Koehler, Terry L. Stone, John L. Prince, Douglas L. Kieta, Larry D. Layne and Michael D. Kandris. If, for any reason, one or more of the nominees is unavailable as a candidate for director, an event that is not expected, the person named in the proxy will vote for another candidate or candidates nominated by our Nominating and Corporate Governance Committee. However, under no circumstances may a proxy be voted in favor of a greater number of persons than the number of nominees named above. All of the nominees for director are, at present, directors of Pacific Ethanol and have been nominated by our Nominating and Corporate Governance Committee and ratified by our full Board.

Required Vote of Stockholders

The seven nominees receiving the highest number of affirmative votes of the outstanding shares of our common stock and Series B Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote, will be elected as directors to serve until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. Votes against a candidate, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

Recommendation of the Board of Directors

OUR BOARD unanimously recommends a vote “FOR” the election of EACH OF the SEVEN director nominees listed above.

Information About Our Board of Directors,
Board Committees and Related Matters

Directors and Director Nominees

The following table sets forth certain information regarding our current directors and director nominees as of October 17, 2012:

Name	Age	Positions Held
William L. Jones	62	Chairman of the Board, Director and Director Nominee
Neil M. Koehler	54	Chief Executive Officer, President, Director and Director Nominee
Terry L. Stone (1)	63	Director and Director Nominee
John L. Prince (1)	69	Director and Director Nominee
Douglas L. Kieta (1)	69	Director and Director Nominee
Larry D. Layne (1)	71	Director and Director Nominee
Michael D. Kandris	65	Independent Contractor, Director and Director Nominee

_______________

(1)	Member of the Audit, Compensation and Nominating and Corporate Governance Committees.

Experience and Background

The biographies below describe the skills, qualities, attributes and business experience of each of our directors, including all nominees for director, that led the Board and our Nominating and Corporate Governance Committee to determine that it was appropriate to nominate these individuals as directors.

William L. Jones has served as Chairman of the Board and as a director since March 2005. Mr. Jones is a co-founder of Pacific Ethanol California, Inc., or PEI California, which is one of our predecessors, and served as Chairman of the Board of PEI California since its formation in January 2003 through March 2004, when he stepped off the board of directors of PEI California to focus on his candidacy for one of California’s United States Senate seats. Mr. Jones was California’s Secretary of State from 1995 to 2003. Since May 2002, Mr. Jones has also been the owner of Tri-J Land & Cattle, a diversified farming and cattle company in Fresno County, California. Mr. Jones has a B.A. degree in Agribusiness and Plant Sciences from California State University, Fresno.

Mr. Jones’s qualifications to serve on our Board include:

•	co-founder of PEI California;

•	knowledge gained through his extensive work as our Chairman since our inception in 2005;
•	extensive knowledge of and experience in the agricultural and feed industries, as well as a deep understanding of operations in political environments; and
•	background as an owner of a farming company in California, and his previous role in the California state government.

Neil M. Koehler has served as Chief Executive Officer, President and as a director since March 2005. Mr. Koehler is a co-founder of PEI California and served as its Chief Executive Officer since its formation in January 2003 and as a member of its board of directors from March 2004 until its dissolution in March 2012. Prior to his association with PEI California, Mr. Koehler was the co-founder and General Manager of Parallel Products, one of the first ethanol production facilities in California, which was sold to a public company in 1997. Mr. Koehler was also the sole manager and sole limited liability company member of Kinergy Marketing, LLC, which he founded in September 2000, and which is one of our wholly-owned subsidiaries. Mr. Koehler has over 30 years of experience in the ethanol production, sales and marketing industry in the Western United States. Mr. Koehler is a Director of the California Renewable Fuels Partnership, a Director of the Renewable Fuels Association and is a nationally-recognized speaker on the production and marketing of renewable fuels. Mr. Koehler has a B.A. degree in Government from Pomona College.

Mr. Koehler’s qualifications to serve on our Board include:

•	day-to-day leadership experience as our current President and Chief Executive Officer provides Mr. Koehler with intimate knowledge of our operations;
•	extensive knowledge of and experience in the ethanol production, sales and marketing industry, particularly in the Western United States;
•	prior leadership experience with other companies in the ethanol industry; and
•	day-to-day leadership experience affords a deep understanding of business operations, challenges and opportunities.

Terry L. Stone has served as a director since March 2005. Mr. Stone is a Certified Public Accountant with over thirty years of experience in accounting and taxation. He has been the owner of his own accountancy firm since 1990 and has provided accounting and taxation services to a wide range of industries, including agriculture, manufacturing, retail, equipment leasing, professionals and not-for-profit organizations. Mr. Stone has served as a part-time instructor at California State University, Fresno, teaching classes in taxation, auditing and financial and management accounting. Mr. Stone is also a financial advisor and franchisee of Ameriprise Financial Services, Inc. Mr. Stone has a B.S. degree in Accounting from California State University, Fresno.

Mr. Stone’s qualifications to serve on our Board include:

•	extensive experience with financial accounting and tax matters;

•	recognized expertise as an instructor of taxation, auditing and financial and management accounting;
•	“audit committee financial expert,” as defined by the Securities and Exchange Commission, and satisfies the “financial sophistication” requirements of NASDAQ’s listing standards; and
•	ability to communicate and encourage discussion, together with his experience as a senior independent director of all Board committees on which he serves make him an effective chairman of our Audit Committee.

John L. Prince has served as a director since July 2005. Mr. Prince is retired but also works as a consultant to Ruan Transport Corp. and other companies. Mr. Prince was an Executive Vice President with Land O’ Lakes, Inc. from July 1998 until his retirement in 2004. Prior to that time, Mr. Prince was President and Chief Executive Officer of Dairyman’s Cooperative Creamery Association located in Tulare, California, until its merger with Land O’ Lakes, Inc. in July 1998. Land O’ Lakes, Inc. is a farmer-owned, national branded organization based in Minnesota with annual sales in excess of $6 billion and membership and operations in over 30 states. Prior to joining the Dairyman’s Cooperative Creamery Association, Mr. Prince was President and Chief Executive Officer for nine years until 1994, and was Operations Manager for the preceding ten years commencing in 1975, of the Alto Dairy Cooperative in Waupun, Wisconsin. Mr. Prince has a B.A. degree in Business Administration from the University of Northern Iowa.

Mr. Prince’s qualifications to serve on our Board include:

•	extensive experience in various executive leadership positions;
•	day-to-day leadership experience affords a deep understanding of business operations, challenges and opportunities; and
•	ability to communicate and encourage discussion helps Mr. Prince discharge his duties effectively as chairman of our Nominating and Corporate Governance Committee.

Douglas L. Kieta has served as a director since April 2006. Mr. Kieta is currently retired. Prior to retirement in January 2009, Mr. Kieta was employed by BE&K, Inc., a large engineering and construction company headquartered in Birmingham, Alabama, where he served as the Vice President of Power from May 2006 to January 2009. From April 1999 to April 2006, Mr. Kieta was employed at Calpine Corporation where he was the Senior Vice President of Construction and Engineering. Calpine Corporation is a major North American power company which leases and operates integrated systems of fuel-efficient natural gas-fired and renewable geothermal power plants and delivers clean, reliable and fuel-efficient electricity to customers and communities in 21 states and three Canadian provinces. Mr. Kieta has a B.S. degree in Civil Engineering from Clarkson University and a Master’s degree in Civil Engineering from Cornell University.

Mr. Kieta’s qualifications to serve on our Board include:

•	extensive experience in various leadership positions;
•	day-to-day leadership experience affords a deep understanding of business operations, challenges and opportunities; and
•	service with Calpine affords a deep understanding of large-scale construction and engineering projects as well as plant operations, which is particularly relevant to our ethanol production facility operations.

Larry D. Layne has served as a director since December 2007. Mr. Layne joined First Western Bank in 1963 and served in various capacities with First Western Bank and its acquiror, Lloyds Bank of California, and Lloyd’s acquiror, Sanwa Bank, until his retirement in 2000. Sanwa Bank was subsequently acquired by Bank of the West. From 1999 to 2000, Mr. Layne was Vice Chairman of Sanwa Bank in charge of its Commercial Banking Group which encompassed all of Sanwa Bank’s 38 commercial and business banking centers and 12 Pacific Rim branches as well as numerous internal departments. From 1997 to 2000, Mr. Layne was also Chairman of the Board of The Eureka Funds, a mutual fund family of five separate investment funds with total assets of $900,000,000. From 1996 to 2000, Mr. Layne was Group Executive Vice President of the Relationship Banking Group of Sanwa Bank in charge of its 107 branches and 13 commercial banking centers as well as numerous internal departments. Mr. Layne has also served in various capacities with many industry and community organizations, including as Director and Chairman of the Board of the Agricultural Foundation at California State University, Fresno; Chairman of the Audit Committee of the Ag. Foundation at California State University, Fresno; board member of the Fresno Metropolitan Flood Control District; and Chairman of the Ag Lending Committee of the California Bankers Association. Mr. Layne has a B.S. degree in Dairy Husbandry from California State University, Fresno and is a graduate of the California Agriculture Leadership Program.

Mr. Layne’s qualifications to serve on our Board include:

•	extensive experience in various leadership positions;
•	day-to-day leadership experience affords a deep understanding of business operations, challenges and opportunities;
•	experience and involvement in California industry and community organizations provides a useful perspective; and
•	ability to communicate and encourage discussion helps Mr. Layne discharge his duties effectively as chairman of our Compensation Committee.

Michael D. Kandris has served as a director since June 2008 and as an independent contractor with supervisory responsibility for ethanol plant operations, under the direction of our Chief Executive Officer, since January 1, 2012. Mr. Kandris was President, Western Division of Ruan Transportation Management Systems from November 2007 until his retirement in September 2009. From January 2000 to November 2007, Mr. Kandris served as President and Chief Operating Officer of Ruan Transportation Management Systems, where he had overall responsibility for all operations, finance and administrative functions. Mr. Kandris has 30 years of experience in all modes of transportation and logistics. Mr. Kandris served on the Executive Committee of the American Trucking Association and as a board member for the National Tank Truck Organization until his retirement from Ruan Transportation Management Systems in September 2009. Mr. Kandris has a B.S. degree in Business from California State University, Hayward.

Mr. Kandris’ qualifications to serve on our Board include:

•	extensive experience in various executive leadership positions;
•	extensive experience in rail and truck transportation and logistics; and
•	day-to-day leadership experience affords a deep understanding of business operations, challenges and opportunities.

Relationships

There are no family relationships among our directors.

Corporate Governance

Corporate Governance Guidelines

Our Board believes that good corporate governance is paramount to ensure that Pacific Ethanol is managed for the long-term benefit of our stockholders. Our Board has adopted corporate governance guidelines that guide its actions with respect to, among other things, the composition of the Board and its decision making processes, Board meetings and involvement of management, the Board’s standing committees and procedures for appointing members of the committees, and its performance evaluation of our Chief Executive Officer.

Our Board has adopted a Code of Ethics that applies to all of our directors, officers and employees and an additional Code of Ethics that applies to our Chief Executive Officer and senior financial officers. The Codes of Ethics, as applied to our principal executive officer, principal financial officer and principal accounting officer constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and is our “code of conduct” within the meaning of NASDAQ’s listing standards. Our Codes of Ethics are available at our website at http://www.pacificethanol.net. Information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the Securities and Exchange Commission.

Board Leadership Structure

The Chairman of our Board is William L. Jones, who is a non-employee director. Our Chief Executive Officer is Neil M. Koehler. These individuals have served in those capacities since our inception in 2005. Although we do not have a policy mandating the separation of the roles of Chairman and Chief Executive Officer, our Board, under our corporate governance guidelines, reserves the right to determine the appropriate leadership structure for our Board on a case-by-case basis. Our Board believes this separation remains appropriate as it allows our Chief Executive Officer to focus on the day-to-day business matters, while the Chairman focuses on leading the Board in its responsibilities of acting in the best interests of Pacific Ethanol and our stockholders. The Chairman of the Board is responsible for managing the business of the Board, including setting the Board agenda (with Board and management input), facilitating communication among directors, presiding at meetings of the Board and stockholders, sitting as chair at executive sessions at each regularly scheduled Board meeting, and providing support and counsel to the Chief Executive Officer. We believe that this Board leadership structure is appropriate in maximizing the effectiveness of our Board oversight and in providing perspective to our business that is independent from management.

Risk Oversight

Our Board has an active role, as a whole and also at the committee level, in overseeing management of Pacific Ethanol’s risks. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each of these areas. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees management of financial risks, including internal controls. Our Nominating and Corporate Governance Committee manages risks associated with the independence of members of our Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.

Director Independence

Our corporate governance guidelines provide that a majority of the Board and all members of our Audit, Compensation and Nominating and Corporate Governance Committees shall be independent. On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire that requires disclosure of any transactions with Pacific Ethanol in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Following completion of these questionnaires, the Board, with the assistance of the Nominating and Corporate Governance Committee, makes an annual determination as to the independence of each director using the current standards for “independence” established by the Securities and Exchange Commission and NASDAQ, additional criteria contained in our corporate governance guidelines and consideration of any other material relationship a director may have with Pacific Ethanol.

The Board has determined that all of its directors are independent under these standards, except for (i) William L. Jones, as a result of his receipt of interest payments in excess of $120,000 attributable to a loan made to us by Mr. Jones, (ii) Michael D. Kandris, as a result of his receipt of consulting fees in excess of $120,000 in 2011, and (iii) Neil M. Koehler, who serves full-time as our Chief Executive Officer and President. See “Certain Relationships and Related Transactions” below.

Stockholder Communications with our Board of Directors

Our Board has implemented a process by which stockholders may send written communications directly to the attention of our Board or any individual member of our Board. The Chairman of our Audit Committee, currently Terry L. Stone, is responsible for monitoring communications from stockholders and providing copies of such communications to the other directors as he considers appropriate. Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chairman considers to be important for the directors to consider. Stockholders who wish to communicate with our Board can write to Chairman of the Audit Committee, The Board of Directors, Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California 95814.

Board Committees and Meetings

Our business, property and affairs are managed under the direction of our Board. Our directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our Board and its committees. During 2011, our Board held 18 meetings. All directors attended at least 75% of the aggregate of the meetings of our Board and of the committees on which they served or that were held during the period they were directors or committee members.

During 2011, members of our Board and its committees also consulted informally with management from time to time and also acted by written consent without a meeting. Additionally, the independent members of the Board met in executive session regularly without the presence of management.

It is our policy to invite and encourage our directors to attend our annual meetings. At the date of our 2011 annual meeting, we had eight members on our Board, seven of whom were in attendance at the meeting.

Our Board has established standing Audit, Compensation and Nominating and Corporate Governance Committees. Each committee operates pursuant to a written charter that has been approved by our Board and the corresponding committee and that is reviewed annually and revised as appropriate. Each charter is available at our website at http://www.pacificethanol.net.

Audit Committee

Our Audit Committee selects our independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, reviews our financial statements for each interim period and for our year and implements and manages our enterprise risk management program. The Audit Committee also has the authority to retain consultants, and other advisors. Messrs. Stone, Prince and Layne served on our Audit Committee for all of 2011. Mr. Kandris served on our Audit Committee during 2011 until his resignation on December 1, 2011 due to his no longer being an independent director. On December 1, 2011, Mr. Kieta was appointed to our Audit Committee and has served on that committee since then. Our Board has determined that each member of the Audit Committee is “independent” under the current NASDAQ listing standards and satisfies the other requirements under NASDAQ listing standards and Securities and Exchange Commission rules regarding audit committee membership. Our Board has determined that Mr. Stone qualifies as an “audit committee financial expert” under applicable Securities and Exchange Commission rules and regulations governing the composition of the Audit Committee, and satisfies the “financial sophistication” requirements of NASDAQ’s listing standards. During 2011, our Audit Committee held seven meetings. The Audit Committee Report for 2011 can be found on page 34 of this Proxy Statement.

Compensation Committee

Our Compensation Committee is responsible for establishing and administering a compensation policy for executive officers and the compensation to be provided to our executive officers, including, among other things, annual salaries and bonuses, stock options, stock grants, other stock-based awards, and other incentive compensation arrangements. In addition, the Compensation Committee reviews the compensation philosophy and policies and approves the salaries, bonuses and stock compensation arrangements for all other employees. Our Compensation Committee also has the authority to administer our 2006 Plan with respect to grants to executive officers and directors, and also has authority to make equity awards under our 2006 Plan to all other eligible individuals. However, our Board may retain, reassume or exercise from time to time the power to administer our 2006 Plan. Equity awards made to members of the Compensation Committee must be authorized and approved by a disinterested majority of our Board.

The Compensation Committee evaluates both performance and compensation to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive so that we can attract and retain superior employees in key positions. The Compensation Committee believes that compensation packages offered to our executives, including the named executive officers, should include both cash and equity-based compensation that reward performance as measured against established goals. The Compensation Committee has the authority to retain consultants and other advisors, and in furtherance of the foregoing objectives, our Compensation Committee in 2007 engaged Hewitt Associates LLC, a global human resources consulting firm (“Aon Hewitt”), to conduct a review of our total compensation program for the named executive officers and other executives. From that review, Aon Hewitt provided our Compensation Committee with relevant market data and alternatives to consider when making compensation decisions as to the named executive officers and when making compensation decisions as to other executives.

In making compensation decisions for 2011, our Compensation Committee compared each element of total compensation to market data that Aon Hewitt prepared in 2007, augmented by additional market data from two primary sources: (i) updated market data for certain positions obtained from Aon Hewitt; and (ii) market data obtained from a database provided by Equilar, Inc., which aggregates information from proxy statements and other documents filed with the Securities and Exchange Commission to analyze compensation data (including base salary, bonus compensation and equity awards). In addition, our Compensation Committee utilized the Equilar, Inc. database to develop a compensation peer group and to compile data for benchmarking compensation for our executives and our Board members against our peer group. To the extent considered necessary, our Compensation Committee may reengage Aon Hewitt, or may use the data previously obtained, augmented by market data obtained by Equilar, Inc. as a reference point for future compensation decisions. Our Compensation Committee generally expects to set total compensation for the named executive officers at the median of compensation paid to similarly situated executives of the companies comprising the market data provided to us by compensation consultants, Aon Hewitt and other sources such as Equilar, Inc.

Messrs. Stone, Prince, Kieta and Layne served on our Compensation Committee for all of 2011. Our Board has determined that each member of the Compensation Committee is “independent” under the current NASDAQ listing standards. During 2011, our Compensation Committee held six meetings.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee considers and reports periodically to the Board on matters related to the identification, selection and qualification of Board members and candidates nominated to the Board. Our Nominating and Corporate Governance Committee also advises and makes recommendations to the Board with respect to corporate governance matters. The Nominating and Corporate Governance Committee also has the authority to retain consultants, and other advisors. During 2011, our Nominating and Corporate Governance Committee consisted of Messrs. Stone, Prince and Kieta. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the current NASDAQ listing standards. During 2011, our Nominating and Corporate Governance Committee held three meetings.

The Nominating and Corporate Governance Committee will consider candidates for director recommended by any stockholder that is the beneficial owner of shares representing more than 1.0% of the then-outstanding shares of our common stock and who has beneficially owned those shares for at least one year. The Nominating and Corporate Governance Committee will evaluate those recommendations by applying its regular nominee criteria and considering the additional information described in the Nominating and Corporate Governance Committee’s charter. Stockholders that desire to recommend candidates for the Board for evaluation may do so by contacting Pacific Ethanol in writing, identifying the potential candidate and providing background and other relevant information. Stockholders must also comply with our bylaws, including our advance notice bylaw provisions relating to the nomination of persons for election to our Board that, among other things, require that nominations of persons for election to our Board at annual meetings be submitted to our Secretary, unless otherwise notified, by the close of business on the 45th day before the first anniversary of the date on which we first mailed our proxy materials for the prior year’s annual meeting. We first mailed our proxy materials for our 2011 annual meeting on or about April 20, 2011 and anticipate mailing our proxy materials for our Annual Meeting on or about October 24, 2012. We have received no stockholder nominations of persons for election to our Board for our Annual Meeting.

Our Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. Candidates may also come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms and other persons. In evaluating potential candidates, our Nominating and Corporate Governance Committee will take into account a number of factors, including, among others, the following:

•	the candidate’s independence from management;
•	whether the candidate has relevant business experience;
•	judgment, skill, integrity and reputation;
•	existing commitments to other businesses;
•	corporate governance background;
•	financial and accounting background, to enable the committee to determine whether the candidate would be suitable for Audit Committee membership; and
•	the size and composition of our Board.

Our Nominating and Corporate Governance Committee is committed to actively seeking out highly qualified women and minority groups to include in the pool from which Board nominees are chosen.

Compensation of Directors

We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting the compensation of directors, we consider the significant amount of time that Board members spend in fulfilling their duties to Pacific Ethanol as well as the experience level we require to serve on our Board. The Board, through its Compensation Committee, annually reviews the compensation and compensation policies for Board members. In recommending director compensation, the Compensation Committee is guided by the following three goals:

•	compensation should pay directors fairly for work required in a company of our size and scope;
•	compensation should align directors’ interests with the long-term interests of our stockholders; and
•	the structure of the compensation should be clearly disclosed to our stockholders.

In addition, as with our executive compensation, in making compensation decisions as to our directors, our Compensation Committee compared our cash and equity compensation payable to directors against market data obtained by Aon Hewitt in 2007 and market data obtained from survey data provided by Equilar, Inc. The Aon Hewitt data included a general industry survey of 235 companies with less than $1,000,000,000 in annual revenues and a general industry survey of 51 companies with between $500,000,000 and $1,000,000,000 in annual revenues. The data provided by Equilar, Inc. included a survey of 20 companies in the chemicals sector with between $200,000,000 and $1,000,000,000 in annual revenues. The Compensation Committee sets compensation for our directors at approximately the median of compensation paid to directors of the companies surveyed by Aon Hewitt and Equilar, Inc.

Cash Compensation

Our cash compensation plan for directors provides the Chairman of our Board annual compensation of $80,000, the Chairman of our Audit Committee annual compensation of $42,000, the Chairman of our Compensation Committee annual compensation of $36,000, the Chairman of our Nominating and Corporate Governance Committee annual compensation of $36,000, the Chairman of our Operations and Feed Committee annual compensation of $36,000 and the Chairman of our Strategic Transactions Committee annual compensation of $36,000. All other directors, except employee directors, are to receive annual compensation of $24,000. These amounts are paid in advance in bi-weekly installments. In addition, directors are reimbursed for specified reasonable and documented expenses in connection with attendance at meetings of our Board and its committees. Employee directors do not receive director compensation in connection with their service as directors.

Equity Compensation

Our Compensation Committee or our full Board typically grants equity compensation to our newly elected or reelected directors which normally vests as to 100% of the grants no later than one year after the date of grant. Vesting is normally subject to continued service on our Board during the full year.

In determining the amount of equity compensation, the Compensation Committee determines the value of total compensation, approximately targeting the median of compensation paid to directors of the companies comprising the market data provided to us by Aon Hewitt in 2007. The Compensation Committee then determines the cash component based on this market data. The balance of the total compensation target is then allocated to equity awards, and the number of shares to be granted to our directors is based on the estimated value of the underlying shares on the expected grant date.

In addition, our Compensation Committee may grant, and has from time to time granted, additional equity compensation to directors at its discretion.

Compensation of Employee Director

Mr. Koehler was compensated as a full-time employee and officer but received no additional compensation for service as a Board member during 2011. Information regarding the compensation awarded to Mr. Koehler is included in “Executive Compensation and Related Information—Summary Compensation Table” below.

Director Compensation Table – 2011

The following table summarizes the compensation of our non-employee directors for the year ended December 31, 2011:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)			All other Compensation ($)(3)		Total ($)
William L. Jones	$80,000		$9,829	(4)	$—		$89,829
Terry L. Stone	$42,000		$7,371	(5)	$—		$49,371
John L. Prince	$36,000		$7,371	(6)	$—		$43,371
Douglas L. Kieta	$36,000		$7,371	(7)	$—		$43,371
Larry D. Layne	$36,000		$7,371	(8)	$—		$43,371
Michael D. Kandris	$36,000		$7,371	(9)	$148,074	(11)	$191,445
Ryan W. Turner	$14,539	$	−	(10)	$—		$14,539

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(1)	For a description of annual director fees and fees for chair positions, see the disclosure above under Compensation of Directors—Cash Compensation.”

(2)	The amounts shown are the fair value of stock awards on the date of grant. Fair value is calculated by multiplying the number of shares of stock granted by the closing price of our common stock on the date of grant. The shares of common stock were issued under our 2006 Plan.
(3)	Except as contained in the table, the value of perquisites and other personal benefits was less than $10,000 in aggregate for each director.
(4)	At December 31, 2011, Mr. Jones held 47,522 shares from stock awards, including 33,118 unvested shares, and also held options to purchase an aggregate of 7,143 shares of common stock. Mr. Jones was granted 4,457 and 6,329 shares of our common stock on October 4, 2006 and June 12, 2008, having aggregate grant date fair values of $407,472 and $104,991, respectively, calculated based on the fair market value of our common stock on the applicable grant date. Mr. Jones was granted 4,286, 8,164 and 12,858 shares of our common stock on January 28, 2010, October 1, 2010 and October 20, 2010, having aggregate grant date fair values of $64,200, $60,000 and $85,500, respectively, calculated based on the fair market value of our common stock on the applicable grant date. Mr. Jones was granted 11,429 shares of our common stock on August 1, 2011, having an aggregate grant date fair value of $9,829, calculated based on the fair market value of our common stock on the applicable grant date. The grant on January 28, 2010 vested immediately. The grants made on October 1, 2010 and October 20, 2010 vested as to 100% of the shares on July 1, 2011. The grant on August 1, 2011 vests 100% on the earlier of July 1, 2012, or our next annual stockholder meeting.
(5)	At December 31, 2011, Mr. Stone held 33,877 shares from stock awards, including 29,592 unvested shares, and also held options to purchase an aggregate of 2,143 shares of common stock. Mr. Stone was granted 2,229 and 6,329 shares of our common stock on October 4, 2006 and June 12, 2008, having aggregate grant date fair values of $203,736 and $104,991, respectively, calculated based on the fair market value of our common stock on the applicable grant date. On December 28, 2009, Mr. Stone voluntarily relinquished 3,614 unvested shares of restricted stock. Mr. Stone was granted 4,286, 8,164 and 12,858 shares of our common stock on January 28, 2010, October 1, 2010 and October 20, 2010, having aggregate grant date fair values of $64,200, $60,000 and $85,500, respectively, calculated based on the fair market value of our common stock on the applicable grant date. Mr. Stone was granted 8,571 shares of our common stock on August 1, 2011, having an aggregate grant date fair value of $7,371, calculated based on the fair market value of our common stock on the applicable grant date. The grant on January 28, 2010 vested immediately. The grants made on October 1, 2010 and October 20, 2010 vested as to 100% of the shares on July 1, 2011. The grant on August 1, 2011 vests 100% on the earlier of July 1, 2012, or our next annual stockholder meeting.
(6)	At December 31, 2011, Mr. Prince held 29,592 unvested shares from stock awards, and also held options to purchase an aggregate of 2,143 shares of common stock. Mr. Prince was granted 2,229 and 6,329 shares of our common stock on October 4, 2006 and June 12, 2008, having aggregate grant date fair values of $203,736 and $104,991, respectively, calculated based on the fair market value of our common stock on the applicable grant date. On December 28, 2009, Mr. Prince voluntarily relinquished 3,614 unvested shares of restricted stock. Mr. Prince was granted 4,286, 8,164 and 12,858 shares of our common stock on January 28, 2010, October 1, 2010 and October 20, 2010, having aggregate grant date fair values of $64,200, $60,000 and $85,500, respectively, calculated based on the fair market value of our common stock on the applicable grant date. Mr. Prince was granted 8,571 shares of our common stock on August 1, 2011, having an aggregate grant date fair value of $7,371, calculated based on the fair market value of our common stock on the applicable grant date. The grant on January 28, 2010 vested immediately. The grants made on October 1, 2010 and October 20, 2010 vested as to 100% of the shares on July 1, 2011. The grant on August 1, 2011 vests 100% on the earlier of July 1, 2012, or our next annual stockholder meeting.
(7)	At December 31, 2011, Mr. Kieta held 38,820 shares from stock awards, including 29,592 unvested shares. Mr. Kieta was granted 2,229 and 6,329 shares of our common stock on October 4, 2006 and June 12, 2008, having aggregate grant date fair values of $203,736 and $104,991, respectively, calculated based on the fair market value of our common stock on the applicable grant date. On December 28, 2009, Mr. Kieta voluntarily relinquished 3,614 unvested shares of restricted stock. Mr. Kieta was granted 4,286, 8,164 and 12,858 shares of our common stock on January 28, 2010, October 1, 2010 and October 20, 2010, having aggregate grant date fair values of $64,200, $60,000 and $85,500, respectively, calculated based on the fair market value of our common stock on the applicable grant date. Mr. Kieta was granted 8,571 shares of our common stock on August 1, 2011, having an aggregate grant date fair value of $7,371, calculated based on the fair market value of our common stock on the applicable grant date. The grant on January 28, 2010 vested immediately. The grants made on October 1, 2010 and October 20, 2010 vested as to 100% of the shares on July 1, 2011. The grant on August 1, 2011 vests 100% on the earlier of July 1, 2012, or our next annual stockholder meeting.

(8)	At December 31, 2011, Mr. Layne held 34,535 shares from stock awards, including 29,592 unvested shares. Mr. Layne was granted 2,229 and 6,329 shares of our common stock on January 17, 2008 and June 12, 2008, having aggregate grant date fair values of $86,112 and $104,991, respectively, calculated based on the fair market value of our common stock on the applicable grant date. On December 28, 2009, Mr. Layne voluntarily relinquished 3,614 unvested shares of restricted stock. Mr. Layne was granted 4,286, 8,164 and 12,858 shares of our common stock on January 28, 2010, October 1, 2010 and October 20, 2010, having aggregate grant date fair values of $64,200, $60,000 and $85,500, respectively, calculated based on the fair market value of our common stock on the applicable grant date. Mr. Layne was granted 8,571 shares of our common stock on August 1, 2011, having an aggregate grant date fair value of $7,371, calculated based on the fair market value of our common stock on the applicable grant date. The grant on January 28, 2010 vested immediately. The grants made on October 1, 2010 and October 20, 2010 vested as to 100% of the shares on July 1, 2011. The grant on August 1, 2011 vests 100% on the earlier of July 1, 2012, or our next annual stockholder meeting.

(9)	At December 31, 2011, Mr. Kandris held 33,877 shares from stock awards, including 29,592 unvested shares. Mr. Kandris was granted 3,614 shares of our common stock on June 12, 2008, having an aggregate grant date fair value of $59,961, calculated based on the fair market value of our common stock on the grant date. On December 28, 2009, Mr. Kandris voluntarily relinquished 3,614 unvested shares of restricted stock. Mr. Kandris was granted 4,286, 8,164 and 12,858 shares of our common stock on January 28, 2010, October 1, 2010 and October 20, 2010, having aggregate grant date fair values of $64,200, $60,000 and $85,500, respectively, calculated based on the fair market value of our common stock on the applicable grant date. Mr. Kandris was granted 8,571 shares of our common stock on August 1, 2011, having an aggregate grant date fair value of $7,371, calculated based on the fair market value of our common stock on the applicable grant date. The grant on January 28, 2010 vested immediately. The grants made on October 1, 2010 and October 20, 2010 vested as to 100% of the shares on July 1, 2011. The grant on August 1, 2011 vests 100% on the earlier of July 1, 2012, or our next annual stockholder meeting.
(10)	At December 31, 2011, Mr. Turner held 22,806 shares from stock awards, including 21,021 unvested shares. Mr. Turner was granted 1,786, 8,164 and 12,858 shares of our common stock on September 7, 2010, October 1, 2010 and October 20, 2010, having aggregate grant date fair values of $7,375, $60,000 and $85,500, respectively, calculated based on the fair market value of our common stock on the applicable grant date. The grant on September 7, 2010 vested immediately. The grants made on October 1, 2010 and October 20, 2010 vested as to 100% of the shares on July 1, 2011. On April 4, 2011, Mr. Turner chose not to stand for reelection as a member of the Board and his directorship ceased on May 19, 2011.
(11)	Represents payments we made to Mr. Kandris in consideration of consulting services provided to us under a consulting agreement.

Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law permits a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a pending or completed action, suit or proceeding if the officer or director acted in good faith and in a manner the officer or director reasonably believed to be in the best interests of the corporation.

Our certificate of incorporation provides that, except in certain specified instances, our directors shall not be personally liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors, except liability for the following:

•	any breach of their duty of loyalty to Pacific Ethanol or our stockholders;
•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; and
•	any transaction from which the director derived an improper personal benefit.

In addition, our certificate of incorporation and bylaws obligate us to indemnify our directors and officers against expenses and other amounts reasonably incurred in connection with any proceeding arising from the fact that such person is or was an agent of ours. Our bylaws also authorize us to purchase and maintain insurance on behalf of any of our directors or officers against any liability asserted against that person in that capacity, whether or not we would have the power to indemnify that person under the provisions of the Delaware General Corporation Law. We have entered and expect to continue to enter into agreements to indemnify our directors and officers as determined by our Board. These agreements provide for indemnification of related expenses including attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to our directors, officers and controlling persons under the foregoing provisions of our certificate of incorporation or bylaws, or otherwise, we have been informed that in the opinion of the Securities and Exchange Commission, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Proposal TWO

Approval of Amendment to 2006 Stock Incentive Plan

In 2006, our Board adopted and our stockholders ratified and approved the adoption of our 2006 Plan. On March 5, 2010, our Board approved an increase in the number of shares of common stock authorized for issuance under our 2006 Plan from 285,714 shares to 857,142 shares. Our stockholders approved the amendment to the 2006 Plan on June 3, 2010. Effective October 20, 2010, our Board approved amendments to our 2006 Plan to (i) increase the limit on annual awards to any plan participant from 250,000 shares to 1,000,000 shares, and (ii) eliminate the authority of the plan administrator to reduce the exercise or base price of one or more outstanding stock options or stock appreciation rights. These amendments did not require stockholder approval. On March 25, 2011, our Board approved a further increase in the number of shares of common stock authorized for issuance under our 2006 Plan from 857,142 to 1,214,285 shares. Our stockholders approved the amendment to the 2006 Plan on May 19, 2011. Effective April 2, 2012, our Board approved a further increase in the number of shares of common stock authorized for issuance under our 2006 Plan from 1,214,285 to 6,214,285 shares, subject to stockholder approval.

Our Board recommends approval of the amendment to the 2006 Plan to enable the continued use of the 2006 Plan for stock-based grants consistent with the objectives of our compensation program. The 2006 Plan is intended to promote our interests by providing eligible persons in our service with the opportunity to acquire a proprietary or economic interest, or otherwise increase their proprietary or economic interest, in Pacific Ethanol as an incentive for them to remain in service and render superior performance during their service. The 2006 Plan consists of two equity-based incentive programs, the Discretionary Grant Program and the Stock Issuance Program. Principal features of each program are summarized below.

A total of 1,214,285 shares of common stock are authorized for issuance under the 2006 Plan. A total of 6,214,285 shares of common stock will be authorized for issuance under the 2006 Plan upon stockholder approval of this proposal. Currently, equity awards totaling 1,131,850 shares of common stock, net of forfeitures and shares withheld to satisfy tax withholding obligations, have been issued under the 2006 Plan. We do not believe that this leaves sufficient shares available for a full additional year of grants under the 2006 Plan. By increasing the number of shares authorized for issuance under the 2006 Plan by 5,000,000, a total of 5,082,435 additional shares of common stock would be available for issuance. This increase would, in essence, replenish shares issued since the inception of the 2006 Plan and provide us with the flexibility to continue to make stock-based grants in amounts deemed appropriate by our Compensation Committee. The proposed amendment will not be implemented unless approved by our stockholders, and no additional equity awards beyond the existing 1,214,285 shares of common stock have been or will be issued under the 2006 Plan unless and until stockholder approval of the 2006 Plan is obtained. If the proposed amendment is not approved by our stockholders, the 2006 Plan will remain in effect in its present form.

Set forth below is information concerning awards of restricted stock and options under our 2006 Plan for each of the years ended December 31, 2007, 2008, 2009, 2010 and 2011. No other equity incentive compensation, whether under the 2006 Plan or otherwise, was awarded in such years.

	Year Ended December 31,					3-Year
	2007	2008	2009	2010	2011	Average
Shares and options granted	2,714	90,000	—	584,571	473,000	352,524
Shares outstanding at year-end	5,800,888	8,250,046	8,209,943	12,918,144	86,631,664	35,919,917
Annual run rate(1)	0.0%	1.1%	0.0%	4.5%	0.5%	1.0%
Unvested shares and options outstanding at year-end	72,571	107,429	40,286	469,143	682,000	397,143
Overhang(2)	1.3%	1.3%	0.5%	3.6%	0.8%	1.1%

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(1)	Annual run rate is the number of shares of common stock and options granted during the year, divided by the number of shares of common stock outstanding at year-end.
(2)	Overhang is the number of unvested shares of restricted common stock and options outstanding at year-end, divided by the total number of shares of common stock outstanding at year-end.

The following is a summary of the principal features of our 2006 Plan as amended to reflect the proposed plan amendment. The summary does not purport to be a complete description of all provisions of our 2006 Plan and is qualified in its entirety by the text of the 2006 Plan, a copy of which (as amended to reflect the proposed plan amendment) is attached to this Proxy Statement as APPENDIX A.

Administration

The Compensation Committee of our Board has the exclusive authority to administer the Discretionary Grant and Stock Issuance Programs with respect to option grants, restricted stock awards, restricted stock units, stock appreciation rights, direct stock issuances and other stock-based awards (“equity awards”) made to executive officers and non-employee Board members, and also has the authority to make equity awards under those programs to all other eligible individuals. However, the Board may retain, reassume or exercise from time to time the power to administer those programs. Equity awards made to members of the Compensation Committee must be authorized and approved by a disinterested majority of the Board.

The term “plan administrator,” as used in this summary, means the Compensation Committee or the Board, to the extent either entity is acting within the scope of its administrative jurisdiction under the 2006 Plan.

Share Reserve

An aggregate of 1,214,285 shares of common stock are authorized for issuance under the 2006 Plan. A total of 6,214,285 shares of common stock will be authorized for issuance under the 2006 Plan upon stockholder approval of Proposal Two. No additional equity awards beyond the existing 1,214,285 shares of common stock have been or will be issued under the 2006 Plan unless and until stockholder approval of Proposal Two is obtained.

No participant in the 2006 Plan may be granted equity awards for more than 1,000,000 shares of common stock per calendar year. Prior stockholder approval constituted approval of the 1,000,000 share limitation for purposes of Code Section 162(m). This share limitation is intended to assure that any deductions to which we would otherwise be entitled, either upon the exercise of stock options or stock appreciation rights granted under the Discretionary Grant Program with an exercise price per share equal to the fair market value per share of our common stock on the grant date or upon the subsequent sale of the shares purchased under those options, will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid per covered executive officer imposed under Code Section 162(m). In addition, shares issued under the Stock Issuance Program may qualify as performance-based compensation that is not subject to the Code Section 162(m) limitation, if the issuance of those shares is approved by the Compensation Committee and the vesting is tied solely to the attainment of the corporate performance milestones discussed below in the summary description of that program.

The shares of common stock issuable under the 2006 Plan may be drawn from shares of our authorized but unissued shares or from shares reacquired by us, including shares repurchased on the open market. Shares subject to any outstanding equity awards under the 2006 Plan that expire or otherwise terminate before those shares are issued will be available for subsequent awards. Unvested shares issued under the 2006 Plan and subsequently repurchased by us at the option exercise or direct issue price paid per share, under our repurchase rights under the 2006 Plan, will be added back to the number of shares reserved for issuance under the 2006 Plan and will be available for subsequent reissuance.

If the exercise price of an option under the 2006 Plan is paid with shares of common stock, then the authorized reserve of common stock under the 2006 Plan will be reduced only by the net number of new shares issued under the exercised stock option. If shares of common stock otherwise issuable under the 2006 Plan are withheld in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of an equity award, then the number of shares of common stock available for issuance under the 2006 Plan will be reduced only by the net number of shares issued under that equity award. The withheld shares will not reduce the share reserve. Upon the exercise of any stock appreciation right granted under the 2006 Plan, the share reserve will only be reduced by the net number of shares actually issued upon exercise, and not by the gross number of shares as to which the stock appreciation right is exercised.

As soon as practicable following stockholder approval of the increase in the number of shares of common stock authorized for issuance under our 2006 Plan, we intend to register the issuance of the additional securities under the 2006 Plan on Form S-8 under the Securities Act.

Eligibility

Officers, employees, non-employee directors, and consultants and independent advisors who are under written contract and whose securities issued under the 2006 Plan could be registered on Form S-8, all of whom are in our service or the service of any parent or subsidiary of ours, whether now existing or subsequently established, are eligible to participate in the Discretionary Grant and Stock Issuance Programs.

As of October  17, 2012, four executive officers, approximately 160 other employees, five non-executive officer members of our Board and an indeterminate number of consultants and advisors were eligible to participate in the 2006 Plan.

Valuation

The fair market value per share of our common stock on any relevant date under the 2006 Plan will be deemed to be equal to the closing price per share of our common stock at the close of regular trading hours on that date on The NASDAQ Capital Market (or any other primary successor exchange or market on which our securities are listed or traded). If there is no closing price for our common stock on the date in question, the fair market value will be the closing price on the last preceding date for which a quotation exists. On October 17, 2012, the fair market value determined on that basis was $0.38 per share.

Discretionary Grant Program

The plan administrator has complete discretion under the Discretionary Grant Program to determine which eligible individuals are to receive equity awards under that program, the time or times when those equity awards are to be made, the number of shares subject to each award, the time or times when each equity award is to vest and become exercisable, the maximum term for which the equity award is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws.

Stock Options. Each granted option will have an exercise price per share determined by the plan administrator, provided that the exercise price will not be less than 85% or 100% of the fair market value of a share on the grant date in the case of non-statutory or incentive options, respectively. No granted option will have a term in excess of ten years. Incentive options granted to an employee who beneficially owns more than 10% of our outstanding common stock must have exercise prices not less than 110% of the fair market value of a share on the grant date and a term of not more than five years measured from the grant date. Options generally will become exercisable in one or more installments over a specified period of service measured from the grant date. However, options may be structured so that they will be immediately exercisable for any or all of the option shares. Any unvested shares acquired under immediately exercisable options will be subject to repurchase, at the exercise price paid per share, if the optionee ceases service with us prior to vesting in those shares.

An optionee who ceases service with us other than due to misconduct will have a limited time within which to exercise outstanding options for any shares for which those options are vested and exercisable at the time of cessation of service. The plan administrator has complete discretion to extend the period following the optionee’s cessation of service during which outstanding options may be exercised (but not beyond the expiration date) and/or to accelerate the exercisability or vesting of options in whole or in part. Discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

Stock Appreciation Rights. The plan administrator has the authority to issue the following three types of stock appreciation rights under the Discretionary Grant Program:

•	Tandem stock appreciation rights, which provide the holders with the right, upon approval of the plan administrator, to surrender their options for an appreciation distribution in an amount equal to the excess of the fair market value of the vested shares of common stock subject to the surrendered option over the aggregate exercise price payable for those shares.
•	Standalone stock appreciation rights, which allow the holders to exercise those rights as to a specific number of shares of common stock and receive in exchange an appreciation distribution in an amount equal to the excess of the fair market value on the exercise date of the shares of common stock as to which those rights are exercised over the aggregate base price in effect for those shares. The base price per share may not be less than the fair market value per share of the common stock on the date the standalone stock appreciation right is granted, and the right may not have a term in excess of ten years.
•	Limited stock appreciation rights, which may be included in one or more option grants made under the Discretionary Grant Program to executive officers or directors who are subject to the short-swing profit liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Upon the successful completion of a hostile takeover for more than 50% of our outstanding voting securities or a change in a majority of our Board as a result of one or more contested elections for Board membership over a period of up to 36 consecutive months, each outstanding option with a limited stock appreciation right may be surrendered in return for a cash distribution per surrendered option share equal to the excess of the fair market value per share at the time the option is surrendered or, if greater and the option is a non-statutory option, the highest price paid per share in the transaction, over the exercise price payable per share under the option

Payments with respect to exercised tandem or standalone stock appreciation rights may, at the discretion of the plan administrator, be made in cash or in shares of common stock. All payments with respect to exercised limited stock appreciation rights will be made in cash. Upon cessation of service with us, the holder of one or more stock appreciation rights will have a limited period within which to exercise those rights as to any shares as to which those stock appreciation rights are vested and exercisable at the time of cessation of service. The plan administrator will have complete discretion to extend the period following the holder’s cessation of service during which his or her outstanding stock appreciation rights may be exercised and/or to accelerate the exercisability or vesting of the stock appreciation rights in whole or in part. Discretion may be exercised at any time while the stock appreciation rights remain outstanding, whether before or after the holder’s actual cessation of service.

Exchange Program. The plan administrator has the authority, with the consent of the affected holders, to effect the cancellation of any or all outstanding options or stock appreciation rights under the Discretionary Grant Program and to grant in exchange one or more of the following: (i) new options or stock appreciation rights covering the same or a different number of shares of common stock but with an exercise or base price per share not less than the fair market value per share of common stock on the new grant date, or (ii) cash or shares of common stock, whether vested or unvested, equal in value to the value of the cancelled options or stock appreciation rights.

Stock Issuance Program

Shares of common stock may be issued under the Stock Issuance Program for valid consideration under the Delaware General Corporation Law as the plan administrator deems appropriate, including cash, past services or other property. In addition, restricted shares of common stock may be issued under restricted stock awards that vest in one or more installments over the recipient’s period of service or upon attainment of specified performance objectives. Shares of common stock may also be issued under the program under restricted stock units or other stock-based awards that entitle the recipients to receive the shares underlying those awards upon the attainment of designated performance goals, the satisfaction of specified service requirements and/or upon the expiration of a designated time period following the vesting of those awards or units, including a deferred distribution date following the termination of the recipient’s service with us.

The plan administrator will have complete discretion under the Stock Issuance Program to determine which eligible individuals are to receive equity awards under the program, the time or times when those equity awards are to be made, the number of shares subject to each equity award, the vesting schedule to be in effect for the equity award and the consideration, if any, payable per share. The shares issued under an equity award may be fully vested upon issuance or may vest upon the completion of a designated service period and/or the attainment of pre-established performance goals.

To assure that the compensation attributable to one or more equity awards under the Stock Issuance Program will qualify as performance-based compensation that will not be subject to the $1,000,000 limitation on the income tax deductibility of the compensation paid per covered executive officer imposed under Code Section 162(m), the Compensation Committee will also have the discretionary authority to structure one or more equity awards under the Stock Issuance Program so that the shares subject to those particular awards will vest only upon the achievement of pre-established corporate performance goals. Goals may be based on one or more of the following criteria: (i) return on total stockholders’ equity; (ii) net income per share; (iii) net income or operating income; (iv) earnings before interest, taxes, depreciation, amortization and stock-based compensation costs, or operating income before depreciation and amortization; (v) sales or revenue targets; (vi) return on assets, capital or investment; (vii) cash flow; (viii) market share; (ix) cost reduction goals; (x) budget comparisons; (xi) implementation or completion of projects or processes strategic or critical to our business operations; (xii) measures of customer satisfaction; (xiii) any combination of, or a specified increase in, any of the foregoing; and (xiv) the formation of joint ventures, research and development collaborations, marketing or customer service collaborations, or the completion of other corporate transactions intended to enhance our revenue or profitability or expand our customer base; provided, however, that for purposes of items (ii), (iii) and (vii) above, the Compensation Committee may, at the time the equity awards are made, specify adjustments to those items as reported in accordance with United States generally accepted accounting principles (“GAAP”), which will exclude from the calculation of those performance goals one or more of the following: charges related to acquisitions, stock-based compensation, employer payroll tax expense on stock option exercises, settlement costs, restructuring costs, gains or losses on strategic investments, non-operating gains, other non-cash charges, valuation allowance on deferred tax assets, and the related income tax effects, purchases of property and equipment, and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or its successor, provided that those adjustments are in conformity with those reported by us on a non-GAAP basis. In addition, performance goals may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business groups or divisions thereof or any parent or subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned, and a maximum level of performance at which an award will be fully earned. The Compensation Committee may provide that, if the actual level of attainment for any performance objective is between two specified levels, the amount of the award attributable to that performance objective shall be interpolated on a straight-line basis.

The plan administrator will have the discretionary authority at any time to accelerate the vesting of any and all shares of restricted stock or other unvested shares outstanding under the Stock Issuance Program. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares that were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m), except in the event of specified involuntary terminations or changes in control or ownership.

Outstanding restricted stock units or other stock-based awards under the Stock Issuance Program will automatically terminate, and no shares of common stock will actually be issued in satisfaction of those awards, if the performance goals or service requirements established for those awards are not attained. The plan administrator, however, will have the discretionary authority to issue shares of common stock in satisfaction of one or more outstanding restricted stock units or other stock-based awards as to which the designated performance goals or service requirements are not attained. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards that were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m), except in the event of specified involuntary terminations or changes in control or ownership.

General Provisions

Acceleration. If a change in control occurs, each outstanding equity award under the Discretionary Grant Program will automatically accelerate in full, unless (i) that award is assumed by the successor corporation or otherwise continued in effect, (ii) the award is replaced with a cash retention program that preserves the spread existing on the unvested shares subject to that equity award (the excess of the fair market value of those shares over the exercise or base price in effect for the shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those shares, or (iii) the acceleration of the award is subject to other limitations imposed by the plan administrator. In addition, all unvested shares outstanding under the Discretionary Grant and Stock Issuance Programs will immediately vest upon the change in control, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect or accelerated vesting is precluded by other limitations imposed by the plan administrator. Each outstanding equity award under the Stock Issuance Program will vest as to the number of shares of common stock subject to that award immediately prior to the change in control, unless that equity award is assumed by the successor corporation or otherwise continued in effect or replaced with a cash retention program similar to the program described in clause (ii) above or unless vesting is precluded by its terms. Immediately following a change in control, all outstanding awards under the Discretionary Grant Program will terminate and cease to be outstanding except to the extent assumed by the successor corporation or its parent or otherwise expressly continued in full force and effect under the terms of the change in control transaction.

The plan administrator will have the discretion to structure one or more equity awards under the Discretionary Grant and Stock Issuance Programs so that those equity awards will vest in full either immediately upon a change in control or in the event the individual’s service with us or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction, whether or not those equity awards are to be assumed or otherwise continued in effect or replaced with a cash retention program.

A change in control will be deemed to have occurred if, in a single transaction or series of related transactions:

(i) any person (as that term is used in Section 13(d) and 14(d) of the Exchange Act), or persons acting as a group, other than a trustee or fiduciary holding securities under an employment benefit program, is or becomes a beneficial owner (as defined in Rule 13-3 under the Exchange Act), directly or indirectly of securities representing 51% or more of the combined voting power of our company;

(ii) there is a merger, consolidation, or other business combination transaction of us with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of our voting capital stock outstanding immediately prior to the transaction continue to hold (either by the shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of our company (or the surviving entity) outstanding immediately after the transaction; or

(iii) all or substantially all of our assets are sold.

Stockholder Rights and Option Transferability. The holder of an option or stock appreciation right will have no stockholder rights with respect to the shares subject to that option or stock appreciation right unless and until the holder exercises the option or stock appreciation right and becomes a holder of record of shares of common stock distributed upon exercise of the award. Incentive options are not assignable or transferable other than by will or the laws of inheritance following the optionee’s death, and during the optionee’s lifetime, may only be exercised by the optionee. However, non-statutory options and stock appreciation rights may be transferred or assigned during the holder’s lifetime to one or more members of the holder’s family or to a trust established for the benefit of the holder and/or one or more family members or to the holder’s former spouse, to the extent the transfer is in connection with the holder’s estate plan or under a domestic relations order.

A participant will have a number of rights with respect to shares of common stock issued to the participant under the Stock Issuance Program, whether or not the participant’s interest in those shares is vested. Accordingly, the participant will have the right to vote the shares and to receive any regular cash dividends paid on the shares, but will not have the right to transfer the shares prior to vesting. A participant will not have any stockholder rights with respect to the shares of common stock subject to restricted stock units or other stock-based awards until the awards vest and the shares of common stock are actually issued. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units or other stock-based awards, subject to terms and conditions the plan administrator deems appropriate.

Changes in Capitalization. If any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2006 Plan, (ii) the maximum number and/or class of securities for which any one person may be granted equity awards under the 2006 Plan per calendar year, (iii) the number and/or class of securities and the exercise price or base price per share in effect under each outstanding option or stock appreciation right, and (iv) the number and/or class of securities subject to each outstanding restricted stock unit or other stock-based award under the 2006 Plan and the cash consideration, if any, payable per share. All adjustments will be designed to preclude any dilution or enlargement of benefits under the 2006 Plan and the outstanding equity awards thereunder.

Special Tax Election. Subject to applicable laws, rules and regulations, the plan administrator may permit any or all holders of equity awards to utilize any or all of the following methods to satisfy all or part of the federal and state income and employment withholding taxes to which they may become subject in connection with the issuance, exercise or vesting of those equity awards:

•	Stock Withholding: The election to have us withhold, from the shares otherwise issuable upon the issuance, exercise or vesting of an equity award, a portion of those shares with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed 100%) designated by the holder and make a cash payment equal to the fair market value directly to the appropriate taxing authorities on the individual’s behalf.
•	Stock Delivery: The election to deliver to us shares of common stock previously acquired by the holder (other than in connection with the issuance, exercise or vesting that triggered the withholding taxes) with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed 100%) designated by the holder.
•	Sale and Remittance: The election to deliver to us, to the extent the award is issued or exercised for vested shares, through a special sale and remittance procedure under which the optionee or participant will concurrently provide irrevocable instructions to a brokerage firm to effect the immediate sale of the purchased or issued shares and remit to us, out of the sale proceeds available on the settlement date, sufficient funds to cover the withholding taxes we are required to withhold by reason of the issuance, exercise or vesting.

Amendment, Suspension and Termination

Our Board may suspend or terminate the 2006 Plan at any time. Our Board may amend or modify the 2006 Plan, subject to any required stockholder approval. Stockholder approval will be required for any amendment that materially increases the number of shares available for issuance under the 2006 Plan, materially expands the class of individuals eligible to receive equity awards under the 2006 Plan, materially increases the benefits accruing to optionees and other participants under the 2006 Plan or materially reduces the price at which shares of common stock may be issued or purchased under the 2006 Plan, materially extends the term of the 2006 Plan, expands the types of awards available for issuance under the 2006 Plan, or as to which stockholder approval is required by applicable laws, rules or regulations.

Unless sooner terminated by our Board, the 2006 Plan will terminate on the earliest to occur of: July 19, 2016; the date on which all shares available for issuance under the 2006 Plan have been issued as fully-vested shares; and the termination of all outstanding equity awards upon specified changes in control or ownership. If the 2006 Plan terminates on July 19, 2016, then all equity awards outstanding at that time will continue to have force and effect in accordance with the provisions of the documents evidencing those awards.

Federal Income Tax Consequences

The following discussion summarizes income tax consequences of the 2006 Plan under current federal income tax law and is intended for general information only. In addition, the tax consequences described below are subject to the limitations of Code Section 162(m), as discussed in further detail below. Other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending upon individual circumstances and from locality to locality.

Option Grants. Options granted under the 2006 Plan may be either incentive stock options, which satisfy the requirements of Code Section 422, or non-statutory stock options, which are not intended to meet those requirements. The federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and, if there is no disqualifying disposition at the time of exercise, no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes equal to the excess of the fair market value of the purchased shares at the time over the exercise price paid for those shares.

The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of some dispositions. For federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in the sale or disposition was granted and more than one year after the date the option was exercised for those shares. If either of these two requirements is not satisfied, a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for the shares. If there is a disqualifying disposition of the shares, the excess of the fair market value of those shares on the exercise date over the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or any loss recognized upon the disposition will be taxable as a capital gain or capital loss.

If the optionee makes a disqualifying disposition of the purchased shares, we will be generally entitled to an income tax deduction, for our taxable year in which the disposition occurs, equal to the excess of the fair market value of the shares on the option exercise date over the exercise price paid for the shares. If the optionee makes a qualifying disposition, we will not be entitled to any income tax deduction.

Non-Statutory Stock Options. No taxable income is generally recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and we will be required to collect withholding taxes applicable to the income from the optionee.

We will generally be entitled to an income tax deduction equal to the amount of any ordinary income recognized by the optionee with respect to an exercised non-statutory option. The deduction will in general be allowed for our taxable year in which the ordinary income is recognized by the optionee.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase in the event of the optionee’s cessation of service prior to vesting in those shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of the fair market value of the shares on the date the repurchase right lapses over the exercise price paid for the shares. The optionee may elect under Code Section 83(b) to include as ordinary income in the year of exercise of the option an amount equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. If a timely Code Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

Stock Appreciation Rights. No taxable income is generally recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and we will be required to collect withholding taxes applicable to the income from the holder.

We will generally be entitled to an income tax deduction equal to the amount of any ordinary income recognized by the holder in connection with the exercise of a stock appreciation right. The deduction will in general be allowed for our taxable year in which the ordinary income is recognized by the holder.

Direct Stock Issuances. Stock granted under the 2006 Plan may include issuances including unrestricted stock grants, restricted stock grants and restricted stock units. The federal income tax treatment for the stock issuances is as follows:

Unrestricted Stock Grants. The holder will recognize ordinary income in the year in which shares are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and we will be required to collect withholding taxes applicable to the income from the holder.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will in general be allowed for our taxable year in which the ordinary income is recognized by the holder.

Restricted Stock Grants. No taxable income is recognized upon receipt of stock that qualifies as performance-based compensation unless the recipient elects to have the value of the stock (without consideration of any effect of the vesting conditions) included in income on the date of receipt. The recipient may elect under Code Section 83(b) to include as ordinary income in the year the shares are actually issued an amount equal to the fair market value of the shares. If a timely Code Section 83(b) election is made, the holder will not recognize any additional income when the vesting conditions lapse and will not be entitled to a deduction in the event the stock is forfeited as a result of failure to vest.

If the holder does not file an election under Code Section 83(b), he will not recognize income until the shares vest. At that time, the holder will recognize ordinary income in an amount equal to the fair market value of the shares on the date the shares vest. We will be required to collect withholding taxes applicable to the income of the holder at that time.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued, if the holder elects to file an election under Code Section 83(b), or we will be entitled to an income tax deduction at the time the vesting conditions occur, if the holder does not elect to file an election under Code Section 83(b).

Restricted Stock Units. No taxable income is generally recognized upon receipt of a restricted stock unit award. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and we will be required to collect withholding taxes applicable to the income from the holder.

We will generally be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will in general be allowed for our taxable year in which the ordinary income is recognized by the holder.

Section 409A.  A number of awards, including non-statutory stock options and stock appreciation rights granted with an exercise price that is less than fair market value, and some restricted stock units, can be considered “non-qualified deferred compensation” and subject to Code Section 409A. Awards that are subject to but do not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to the recipient, and may result in accelerated imposition of income tax and the related withholding.

Deductibility of Executive Compensation

We anticipate that any compensation deemed paid by us in connection with disqualifying dispositions of incentive stock option shares or the exercise of non-statutory stock options or stock appreciation rights with exercise prices or base prices equal to or greater than the fair market value of the underlying shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to some executive officers. Accordingly, all compensation deemed paid with respect to those options or stock appreciation rights should remain deductible without limitation under Code Section 162(m). However, any compensation deemed paid by us in connection with shares issued under the Stock Issuance Program will be subject to the $1,000,000 limitation on deductibility per covered individual, except to the extent the vesting of those shares is based solely on one or more of the performance milestones specified above in the summary of the terms of the Stock Issuance Program.

Accounting Treatment

In accordance with accounting standards established by the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Stock Compensation, we are required to recognize all share-based payments, including grants of stock options, restricted stock and restricted stock units, in our financial statements. Accordingly, stock options are valued at fair value as of the grant date under an appropriate valuation formula, and that value will be charged as stock-based compensation expense against our reported earnings over the designated vesting period of the award. For shares issuable upon the vesting of restricted stock units that may be awarded under the 2006 Plan, we are required to expense over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. Restricted stock issued under the 2006 Plan results in a direct charge to our reported earnings equal to the excess of the fair market value of those shares on the issuance date over the cash consideration (if any) paid for the shares. If the shares are unvested at the time of issuance, then any charge to our reported earnings is amortized over the vesting period. This accounting treatment for restricted stock units and restricted stock issuances is applicable whether vesting is tied to service periods or performance criteria.

New Plan Benefits

No additional awards under the 2006 Plan are determinable at this time because awards under the 2006 Plan are discretionary and no specific additional awards have been approved by the plan administrator beyond currently outstanding unvested restricted stock grants and outstanding stock options in respect of 501,748 shares of common stock.

Other Arrangements Not Subject to Stockholder Action

Information regarding our equity compensation plan arrangements that existed as of the end of 2011 is included in this Proxy Statement under the heading “Equity Compensation Plan Information.”

Interests of Related Parties

The 2006 Plan provides that our officers, employees, non-employee directors, and some consultants and independent advisors will be eligible to receive awards under the 2006 Plan. However, if this proposal is not approved by our stockholders, then no awards in excess of the existing 1,214,285 shares authorized for issuance under the 2006 Plan will be made under the 2006 Plan unless stockholder approval is otherwise obtained.

As discussed above, if stockholders approve this proposal, we may be eligible in some circumstances to receive a tax deduction for some executive compensation resulting from awards under the 2006 Plan that would otherwise be disallowed under Code Section 162(m).

Possible Anti-Takeover Effects

Although not intended as an anti-takeover measure by our Board, one of the possible effects of the 2006 Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, or to place other incentive compensation, in the hands of the directors and officers of Pacific Ethanol. Those persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under some circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of the attempt.

In addition, options or other incentive compensation may, in the discretion of the plan administrator, contain a provision providing for the acceleration of the exercisability of outstanding, but unexercisable, installments upon the first public announcement of a tender offer, merger, consolidation, sale of all or substantially all of our assets, or other attempted changes in the control of Pacific Ethanol. In the opinion of our Board, this acceleration provision merely ensures that optionees under the 2006 Plan will be able to exercise their options or obtain their incentive compensation as intended by our Board and stockholders prior to any extraordinary corporate transaction which might serve to limit or restrict that right. Our Board is, however, presently unaware of any threat of hostile takeover involving Pacific Ethanol.

Required Vote of Stockholders

NASDAQ Listing Rule 5635(c) generally requires us to obtain stockholder approval of compensation plans pursuant to which our stock may be acquired by officers, directors, employees or consultants. The approval of Proposal Two requires the affirmative vote of a majority of the votes of the shares of our common stock and Series B Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote, which shares voting affirmatively must also constitute at least a majority of the voting power required to constitute a quorum.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

Proposal THREE

Ratification of Appointment of
Independent Registered Public Accounting Firm

Our Audit Committee has appointed the independent registered public accounting firm of Hein & Associates LLP to audit and comment on our financial statements for the year ending December 31, 2012, and to conduct whatever audit functions are deemed necessary. Hein & Associates LLP audited our financial statements for the year ended December 31, 2011 that were included in our most recent Annual Report on Form 10-K.

A representative of Hein & Associates LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders.

Required Vote of Stockholders

Although a vote of stockholders is not required on this proposal, our Board is asking our stockholders to ratify the appointment of our independent registered public accounting firm. The ratification of the appointment of our independent registered public accounting firm requires the affirmative votes of a majority of the votes of the shares of our common stock and Series B Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote, which shares voting affirmatively must also constitute at least a majority of the voting power required to constitute a quorum.

In the event that our stockholders do not ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm, the appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Recommendation of the Board of Directors

OUR BOARD unanimously recommends a vote “FOR” RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2012.

Other Matters

Our Board knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his judgment on such matters.

Audit Matters

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by Hein & Associates LLP for the years ended December 31, 2011 and 2010.

	2011	2010
Audit Fees	$344,700	$373,100
Audit-Related Fees	12,600	10,500
Tax Fees	–	–
All Other Fees	–	–
Total	$357,300	$383,600

Audit Fees. Consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K, and reviews of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q and our Registration Statements on Forms S-1 and S-8, including amendments thereto.

Audit-Related Fees. Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.” Such fees include amounts billed for professional services performed in connection with mergers and acquisitions. The fees for 2011 and 2010 represent amounts billed for professional services performed in connection with the audit of a 401K plan and a litigation matter.

Tax Fees. Tax Fees consist of fees for professional services for tax compliance activities, including the preparation of federal and state tax returns and related compliance matters.

All Other Fees. Consists of amounts billed for services other than those noted above.

Hein & Associates LLP did not provide any non-audit services for the fiscal years ended December 31, 2011 and 2010. The Audit Committee did not, therefore, consider whether the provision of non-audit services by Hein & Associates LLP is compatible with maintaining its independence; however, the Audit Committee has satisfied itself with respect to Hein & Associates LLP’s independence.

Our Audit Committee is responsible for approving all audit, audit-related, tax and other services. The Audit Committee pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for us by our independent auditor at the beginning of the fiscal year. Non-audit services are reviewed and pre-approved by project at the beginning of the fiscal year. Any additional non-audit services contemplated by us after the beginning of the fiscal year are submitted to the Chairman of our Audit Committee for pre-approval prior to engaging our independent auditor for such services. These interim pre-approvals are reviewed with the full Audit Committee at its next meeting for ratification. During 2011 and 2010, all services performed by Hein & Associates LLP were pre-approved by our Audit Committee in accordance with these policies and applicable Securities and Exchange Commission regulations.

The following Audit Committee Report is not considered proxy solicitation material and is not deemed filed with the Securities and Exchange Commission. Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act or under the Exchange Act that might incorporate future filings made by us under those statutes, the Audit Committee Report will not be incorporated by reference into any such prior filings or into any future filings made by us under those statutes.

Audit Committee Report

The Audit Committee oversees our financial reporting process on behalf of the Board and is directly responsible for the compensation, appointment and oversight of our independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of our financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for testing the system of internal control over financial reporting, and reports to the Audit Committee on any deficiencies found. Our independent registered public accounting firm, Hein & Associates LLP, is responsible for auditing our financial statements and expressing an opinion as to their conformity with GAAP. Under its written charter, our Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, has direct access to our independent registered public accounting firm as well as any of our employees, and has the ability to retain, at our expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

The Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 with management and Hein & Associates LLP. The Audit Committee has also discussed and reviewed with Hein & Associates LLP the matters required to be discussed by Statements on Auditing Standards No. 61, as amended, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee obtained from Hein & Associates LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the audit committee concerning independence and discussed with Hein & Associates LLP its independence from Pacific Ethanol, Inc. and management. Hein & Associates LLP did not provide any non-audit services for the fiscal years ended December 31, 2011 and 2010. The Audit Committee did not, therefore, consider whether the provision of non-audit services by Hein & Associates LLP is compatible with maintaining its independence; however, the Audit Committee has satisfied itself with respect to Hein & Associates LLP’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board (and our Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the Securities and Exchange Commission.

Respectfully submitted,

Audit Committee

Terry L. Stone

John L. Prince

Larry D. Layne

Douglas L. Kieta

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our voting securities as of October 17, 2012, the date of the table, by:

•	each person known by us to beneficially own more than 5% of the outstanding shares of our common stock;
•	each of our directors and director nominees;
•	each of our current executive officers; and
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or investment power with respect to the securities. To our knowledge, except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Shares of common stock underlying derivative securities, if any, that currently are exercisable or convertible or are scheduled to become exercisable or convertible for or into shares of common stock within 60 days after the date of the table are deemed to be outstanding in calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group. Except as indicated by footnote, percentage of beneficial ownership is based on 144,672,406 shares of common stock and 926,942 shares of Series B Preferred Stock outstanding as of the date of the table.

Name and Address of Beneficial Owner(1)	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class
William L. Jones	Common	397,938	(2)	*
	Series B Preferred	12,820		1.38%
Neil M. Koehler	Common	2,830,176	(3)	1.93%
	Series B Preferred	256,410		27.66%
Bryon T. McGregor	Common	108,272	(4)	*
Christopher W. Wright	Common	50,703	(5)	*
Terry L. Stone	Common	36,021	(6)	*
John L. Prince	Common	31,735	(7)	*
Douglas L. Kieta	Common	38,821		*
Larry D. Layne	Common	134,535	(8)	*
Michael D. Kandris	Common	43,878		*
Frank P. Greinke	Common	1,395,954	(9)	*
	Series B Preferred	85,180		9.19%
Lyles United, LLC	Common	3,834,413	(10)	2.58%
	Series B Preferred	512,820		55.32%
Capital Ventures International	Common	13,122,760	(11)	9.07%
Iroquois Master Fund Ltd.	Common	12,500,000	(12)	8.64%
All executive officers and directors as a group (9 persons)	Common	3,672,079	(13)	2.51%
__________	Series B Preferred	269,230		29.04%

__________

*	Less than 1.00%
(1)	Messrs. Jones, Koehler, Stone, Prince, Kieta, Layne and Kandris are directors of Pacific Ethanol. Messrs. Koehler, McGregor, Wright and Kandris are executive officers of Pacific Ethanol. The address of each of these persons is c/o Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California 95814.

(2)	Amount of common stock represents 303,180 shares of common stock held by William L. Jones and Maurine Jones, husband and wife, as community property, 7,143 shares of common stock underlying options issued to Mr. Jones, 2,748 shares of common stock underlying a warrant issued to Mr. Jones and 84,867 shares of common stock underlying our Series B Preferred Stock held by Mr. Jones.
(3)	Amount of common stock represents 1,059,055 shares of common stock held directly, 54,945 shares of common stock underlying a warrant, 1,697,426 shares of common stock underlying our Series B Preferred Stock and 18,750 shares of common stock underlying options.
(4)	Includes 8,571 shares of common stock underlying options.
(5)	Includes 8,571 shares of common stock underlying options.
(6)	Includes 2,143 shares of common stock underlying options.
(7)	Includes 2,143 shares of common stock underlying options.
(8)	Includes 100,000 shares beneficially owned by Larry D. Layne, as trustee under the Layne Family Trust.
(9)	Includes 563,888 shares of common stock underlying our Series B Preferred Stock. The shares are beneficially owned by Frank P. Greinke, as trustee under the Greinke Personal Living Trust Dated April 20, 1999. The address of Frank P. Greinke is P.O. Box 4159, 1800 W. Katella, Suite 400, Orange, California 92863.
(10)	Includes 439,561 shares of common stock underlying warrants and 3,394,852 shares of common stock underlying our Series B Preferred Stock. In addition, Lyles Diversified, Inc. holds 79,983 shares of common stock and The Lyles Foundation holds 51,707 shares of common stock. The address of Lyles United, LLC is c/o Howard Rice Nemerovski Canady Falk & Rabkin, Three Embarcadero Center, Suite 700, San Francisco, California 94111-4024.
(11)	Includes warrants to purchase an aggregate of 71,429 shares of common stock. The information with respect to the holdings of Capital Ventures International is based solely on the Schedule 13G filed September 28, 2012 by Capital Ventures International and Heights Capital Management, Inc. Capital Ventures International and Heights Capital Management, Inc. share voting and dispositive power over all shares beneficially owned. Heights Capital Management, Inc. is the investment manager to Capital Ventures International and as such may exercise voting and dispositive power over the shares. The address for Capital Ventures International is One Capitol Place, P.O. Box 1787 GT, Grand Cayman, Cayman Islands, British West Indies. The address for Heights Capital Management, Inc. is 101 California Street, Suite 3250, San Francisco, California 94111.
(12)	The information with respect to the holdings of Iroquois Master Fund Ltd. is based solely on the Schedule 13G filed October 9, 2012 by Iroquois Capital Management L.L.C., Joshua Silverman and Richard Abbe, as the reporting persons. Each of the reporting persons shares voting and dispositive power over all shares beneficially owned. The shares reported as beneficially owned excludes 15,335,250 shares of common stock issuable upon exercise of a warrant issued to Iroquois Master Fund Ltd. because the warrant contains a blocking provision under which the holder thereof does not have the right to exercise the warrant to the extent that such exercise would result in beneficial ownership by the holder thereof or any of its affiliates, of more than 4.9% of our shares of common stock outstanding. The address for each of the reporting persons is 641 Lexington Avenue, 26th Floor, New York, New York 10022.
(13)	Amount of common stock represents 1,784,772 shares of common stock held directly, 47,321 shares of common stock underlying options, 57,693 shares of common stock underlying warrants and 1,782,293 shares of common stock underlying our Series B Preferred Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all reports that they file.

Based solely upon a review of copies of the reports furnished to us during the year ended December 31, 2011 and thereafter, or any written representations received by us from directors, officers and beneficial owners of more than 10% of our common stock (“reporting persons”) that no other reports were required, we believe that, except as set forth below, all reporting persons filed on a timely basis all reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2011 or prior fiscal years.

Each of Neil M. Koehler, Bryon T. McGregor and Christopher W. Wright did not timely file one Form 4 to report one transaction. We believe that the foregoing persons have prepared and filed all required Forms 4 to report their respective transactions.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2011.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants or Stock Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)(2)
Equity Compensation Plans Approved by Security Holders:
2004 Plan(1)	11,429	$57.82	–
2006 Plan	208,869	$0.82	39,920	(2)

_______________

(1)	Our 2004 Stock Option Plan was terminated effective September 7, 2006, except to the extent of then-outstanding options.
(2)	Excludes an additional 5,000,000 shares of common stock available for future issuance upon approval by our stockholders of an amendment to the 2006 Plan. The amendment is included as Proposal Two of this Proxy Statement.

Executive Compensation and Related Information

Executive Officers

The following table sets forth certain information regarding our executive officers as of October 17, 2012:

Name	Age	Positions Held
Neil M. Koehler	54	Chief Executive Officer, President and Director
Bryon T. McGregor	49	Chief Financial Officer
Christopher W. Wright	59	Vice President, General Counsel and Secretary
Michael D. Kandris	65	Independent Contractor and Director

Neil M. Koehler has served as Chief Executive Officer, President and as a director since March 2005. Mr. Koehler is a co-founder of PEI California and served as its Chief Executive Officer since its formation in January 2003 and as a member of its board of directors from March 2004 until its dissolution in March 2012. Prior to his association with PEI California, Mr. Koehler was the co-founder and General Manager of Parallel Products, one of the first ethanol production facilities in California, which was sold to a public company in 1997. Mr. Koehler was also the sole manager and sole limited liability company member of Kinergy Marketing, LLC, which he founded in September 2000, and which is now one of our wholly-owned subsidiaries. Mr. Koehler has over 30 years of experience in the ethanol production, sales and marketing industry in the Western United States. Mr. Koehler is a Director of the California Renewable Fuels Partnership, a Director of the Renewable Fuels Association and is a nationally-recognized speaker on the production and marketing of renewable fuels. Mr. Koehler has a B.A. degree in Government from Pomona College.

Bryon T. McGregor has served as our Chief Financial Officer since November 19, 2009. Mr. McGregor served as Vice President, Finance at Pacific Ethanol from September 2008 until he became Interim Chief Financial Officer in April 2009. Prior to joining Pacific Ethanol, Mr. McGregor was employed as Senior Director for E*TRADE Financial from February 2002 to August 2008, serving in various capacities including International Treasurer based in London, England from 2006 to 2008, Brokerage Treasurer and Director from 2003 to 2006 and Assistant Treasurer and Director of Finance and Investor Relations from 2002 to 2003. Prior to joining E*TRADE, Mr. McGregor served as Manager of Finance and Head of Project Finance for BP (formerly Atlantic Richfield Company – ARCO) from 1998 to 2001. Mr. McGregor has extensive experience in banking and served as a Director of International Project Finance for Credit Suisse from 1992 to 1998, as Assistant Vice President for Sumitomo Mitsubishi Banking Corp (formerly The Sumitomo Bank Limited) from 1989 to 1992, and as Commercial Banking Officer for Bank of America from 1987 to 1989. Mr. McGregor has a B.S. degree in Business Management from Brigham Young University.

Christopher W. Wright has served as Vice President, General Counsel and Secretary since June 2006. From April 2004 until he joined Pacific Ethanol in June 2006, Mr. Wright operated an independent consulting practice, advising companies on complex transactions, including acquisitions and financings. Prior to that time, from January 2003 to April 2004, Mr. Wright was a partner with Orrick, Herrington & Sutcliffe, LLP, and from July 1998 to December 2002, Mr. Wright was a partner with Cooley Godward LLP, where he served as Partner-in-Charge of the Pacific Northwest office. Mr. Wright has extensive experience advising boards of directors on compliance, securities matters and strategic transactions, with a particular focus on guiding the development of rapidly growing companies. He has acted as general counsel for numerous technology enterprises in all aspects of corporate development, including fund-raising, business and technology acquisitions, mergers and strategic alliances. Mr. Wright has an A.B. degree in History from Yale College and a J.D. from the University of Chicago Law School.

Michael D. Kandris has served as a director since June 2008 and as an independent contractor with supervisory responsibility for ethanol plant operations, under the direction of our Chief Executive Officer, since January 1, 2012. Mr. Kandris was President, Western Division of Ruan Transportation Management Systems from November 2007 until his retirement in September 2009. From January 2000 to November 2007, Mr. Kandris served as President and Chief Operating Officer of Ruan Transportation Management Systems, where he had overall responsibility for all operations, finance and administrative functions. Mr. Kandris has 30 years of experience in all modes of transportation and logistics. Mr. Kandris served on the Executive Committee of the American Trucking Association and as a board member for the National Tank Truck Organization until his retirement from Ruan Transportation Management Systems in September 2009. Mr. Kandris has a B.S. degree in Business from California State University, Hayward.

Our officers are appointed by and serve at the discretion of our Board. There are no family relationships among our executive officers and directors.

Summary Compensation Table

The following table sets forth summary information concerning the compensation of our (i) Chief Executive Officer and President, who serves as our principal executive officer, (ii) Chief Financial Officer, who serves as our principal financial officer, and (iii) Vice President, General Counsel and Secretary (collectively, the “named executive officers”), for all services rendered in all capacities to us for the years ended December 31, 2011 and 2010.

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	All Other Compensation ($)(3)		Total ($)
Neil M. Koehler	2011	$381,900	$–	$86,200	$–		$468,100
Chief Executive Officer and President	2010	$375,000	$–	$1,247,500	$12,250	(4)	$1,634,750

Bryon T. McGregor	2011	$244,400	$–	$28,500	$–		$272,900
Chief Financial Officer	2010	$240,000	$–	$349,300	$–		$589,300

Christopher W. Wright	2011	$244,400	$–	$28,500	$–		$272,900
Vice President, General Counsel and Secretary	2010	$240,000	$–	$349,300	$–		$589,300

_______________

(1)	We paid Michael D. Kandris $148,074 and $0 in consulting fees in 2011 and 2010, respectively. Mr. Kandris also received compensation in consideration of his services on our Board. See “Information about our Board of Directors, Board Committees and Related Matters—Compensation of Directors” above. Mr. Kandris became an executive officer effective January 1, 2012 in connection with his Independent Contractor Agreement described below.
(2)	The amounts shown are the fair value of stock awards and stock options on the date of grant. Fair value of stock awards is calculated by multiplying the number of shares of stock granted by the closing price of our common stock on the date of grant. Fair value of stock options is calculated based on a Black-Scholes Merton Valuation Model. The shares of common stock were issued under our 2006 Plan. Information regarding the vesting schedules for the named executive officers is included in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End−2011” table below.
(3)	Except as contained in the table, the value of perquisites and other personal benefits was less than $10,000 in aggregate for each of the named executive officers.
(4)	Amount represents matching 401K funds.

Executive Employment Agreements

Neil M. Koehler

Our Amended and Restated Executive Employment Agreement with Mr. Koehler dated as of December 11, 2007 provides for at-will employment as our President and Chief Executive Officer. Mr. Koehler initially received a base salary of $300,000 per year, which was increased to $375,000 effective March 1, 2008 and further increased to $384,375 effective April 3, 2011, and is eligible to receive an annual discretionary cash bonus of up to 70% of his base salary, to be paid based upon performance criteria set by the Board.

Upon termination by Pacific Ethanol without cause, resignation by Mr. Koehler for good reason or upon Mr. Koehler’s disability, Mr. Koehler is entitled to receive (i) severance equal to twelve months of base salary, (ii) continued health insurance coverage for twelve months, and (iii) accelerated vesting of 25% of all shares or options subject to any equity awards granted to Mr. Koehler prior to Mr. Koehler’s termination which are unvested as of the date of termination. However, if Mr. Koehler is terminated without cause or resigns for good reason within three months before or twelve months after a change in control, Mr. Koehler is entitled to (a) severance equal to eighteen months of base salary, (b) continued health insurance coverage for eighteen months, and (c) accelerated vesting of 100% of all shares or options subject to any equity awards granted to Mr. Koehler prior to Mr. Koehler’s termination that are unvested as of the date of termination.

The term “for good reason” is defined in the Amended and Restated Executive Employment Agreement as (i) the assignment to Mr. Koehler of any duties or responsibilities that result in the material diminution of Mr. Koehler’s authority, duties or responsibility, (ii) a material reduction by Pacific Ethanol in Mr. Koehler’s annual base salary, except to the extent the base salaries of all other executive officers of Pacific Ethanol are accordingly reduced, (iii) a relocation of Mr. Koehler’s place of work, or Pacific Ethanol’s principal executive offices if Mr. Koehler’s principal office is at these offices, to a location that increases Mr. Koehler’s daily one-way commute by more than thirty-five miles, or (iv) any material breach by Pacific Ethanol of any material provision of the Amended and Restated Executive Employment Agreement.

The term “cause” is defined in the Amended and Restated Executive Employment Agreement as (i) Mr. Koehler’s indictment or conviction of any felony or of any crime involving dishonesty, (ii) Mr. Koehler’s participation in any fraud or other act of willful misconduct against Pacific Ethanol, (iii) Mr. Koehler’s refusal to comply with any lawful directive of Pacific Ethanol, (iv) Mr. Koehler’s material breach of his fiduciary, statutory, contractual, or common law duties to Pacific Ethanol, or (v) conduct by Mr. Koehler which, in the good faith and reasonable determination of the Board, demonstrates gross unfitness to serve; provided, however, that in the event that any of the foregoing events is reasonably capable of being cured, Pacific Ethanol shall, within twenty days after the discovery of the event, provide written notice to Mr. Koehler describing the nature of the event and Mr. Koehler shall thereafter have ten business days to cure the event.

A “change in control” of Pacific Ethanol is deemed to have occurred if, in a single transaction or series of related transactions (i) any person (as the term is used in Section 13(d) and 14(d) of the Exchange Act), or persons acting as a group, other than a trustee or fiduciary holding securities under an employee benefit program, is or becomes a “beneficial owner” (as defined in Rule 13-3 under the Exchange Act), directly or indirectly of securities of Pacific Ethanol representing a majority of the combined voting power of Pacific Ethanol, (ii) there is a merger, consolidation or other business combination transaction of Pacific Ethanol with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of Pacific Ethanol outstanding immediately prior to the transaction continue to hold (either by the shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of Pacific Ethanol (or the surviving entity) outstanding immediately after the transaction, or (iii) all or substantially all of our assets are sold.

Bryon T. McGregor

Our Amended and Restated Executive Employment Agreement with Mr. McGregor effective as of November 25, 2009 provides for at-will employment as our Chief Financial Officer. Mr. McGregor initially received a base salary of $240,000 per year, which was increased to $246,000 effective April 3, 2011, and is eligible to receive an annual discretionary cash bonus of up to 50% of his base salary, to be paid based upon performance criteria set by the Board. All other terms and conditions of Mr. McGregor’s Amended and Restated Executive Employment Agreement are substantially the same as those contained in Mr. Koehler’s Amended and Restated Executive Employment Agreement.

Christopher W. Wright

Our Amended and Restated Executive Employment Agreement with Mr. Wright dated as of December 11, 2007 provides for at-will employment as our Vice President, General Counsel and Secretary. Mr. Wright initially received a base salary of $225,000 per year, which was increased to $240,000, effective March 1, 2008 and further increased to $246,000 effective April 3, 2011, and is eligible to receive an annual discretionary cash bonus of up to 50% of his base salary, to be paid based upon performance criteria set by the Board. All other terms and conditions of Mr. Wright’s Amended and Restated Executive Employment Agreement are substantially the same as those contained in Mr. Koehler’s Amended and Restated Executive Employment Agreement.

Independent Contractor Agreement

Michael Kandris

On December 30, 2011, we entered into an Independent Contractor Services Agreement with Michael Kandris appointing him as a contractor for Pacific Ethanol with supervisory responsibility for ethanol plant operations, under the direction of our Chief Executive Officer. The agreement became effective as of January 1, 2012.

Under the terms of the agreement, we may, from time to time, submit a Statement of Work to Mr. Kandris outlining the services to be performed by Mr. Kandris. The current Statement of Work provides that Mr. Kandris shall: (i) advise our senior executives in matters pertaining to operations and to our organization; (ii) under the direction of our Chief Executive Officer, supervise all aspects of plant operations, which shall include having the plant managers and corporate plant support staff report to Mr. Kandris; (iii) participate in senior staff and executive committee meetings on an ex officio basis; and (iv) perform such additional tasks as may be delegated to Mr. Kandris by our Chief Executive Officer.

Mr. Kandris is to receive compensation as set forth in each Statement of Work. The current Statement of Work provides that Mr. Kandris shall receive bi-weekly payments in the amount of $8,461.38.

The agreement has an initial term of one year, and may be renewed by mutual agreement for successive one-year terms. Either party may terminate the agreement without cause upon 30 days’ prior written notice. Either party may terminate the agreement immediately in the event the other party has materially breached the agreement and fails to cure such breach within 15 days of receipt of notice from the non-breaching party.

Clawback Policy

In 2011, our Compensation Committee instituted a “clawback” policy with respect to incentive compensation. Except as otherwise required by applicable law and regulations, the clawback policy applies to any incentive-based compensation awarded or paid after January 1, 2011. The clawback policy mitigates the risks associated with our compensation policies, because certain executive officers will be required to repay compensation in the circumstances identified in the policy. The clawback policy requires recoupment of the incentive based compensation paid or granted to certain executive officers in the event of a material noncompliance with any financial reporting requirements under the federal securities laws (other than to comply with changes in applicable accounting principles).

Our Compensation Committee will reevaluate and, if necessary, revise our clawback policy to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act once the rules implementing the clawback requirements have been finalized by the Securities and Exchange Commission.

Outstanding Equity Awards at Fiscal Year-End – 2011

The following table sets forth information about outstanding equity awards held by our named executive officers as of December 31, 2011.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested($)(2)
Neil M. Koehler	56,250	(3)	$0.86	8/1/2021	2,854	(4)	$3,025
					11,905	(5)	$12,619
					64,285	(6)	$68,142
					71,429	(10)	$75,715

Bryon T. McGregor	25,714	(3)	$0.86	8/1/2021	3,333	(7)	$3,533
					18,000	(8)	$19,080
					20,000	(10)	$21,200

Christopher W. Wright	25,714	(3)	$0.86	8/1/2021	799	(9)	$847
					3,333	(7)	$3,533
					18,000	(8)	$19,080
					20,000	(10)	$21,200

_______________

(1)	The stock awards reported in the above table represent shares of restricted stock and stock options granted under our 2006 Plan.
(2)	Represents the fair market value per share of our common stock on December 30, 2011, which was $1.06, multiplied by the number of shares that had not vested as of that date.
(3)	Represents stock options granted on August 1, 2011. The option vests 33% on each of April 1, 2012, 2013 and 2014.
(4)	Represents shares granted on April 8, 2008. Mr. Koehler’s grant vests as to 2,854 shares on April 1, 2012.
(5)	Represents shares granted on January 28, 2010. Mr. Koehler’s grant vests as to 11,905 shares on July 28, 2012.
(6)	Represents shares granted on October 20, 2010. Mr. Koehler’s grant vests as to 21,428 shares on each of October 4, 2012, 2013 and 2014.
(7)	Represents shares granted on January 28, 2010. The grant vests as to 3,333 shares on July 28, 2012.
(8)	Represents shares granted on October 20, 2010. The grant vests as to 6,000 shares on each of October 4, 2012, 2013 and 2014.
(9)	Represents shares granted on April 8, 2008. Mr. Wright’s grant vests as to 799 shares on April 1, 2012.
(10)	Represents shares granted on August 1, 2011. The grant vests 25% on each of April 1, 2012, 2013, 2014 and 2015.

Certain Relationships and Related Transactions

Policies and Procedures for Approval of Related Party Transactions

Our Board has the responsibility to review and discuss with management and approve, and has adopted written policies and procedures relating to approval or ratification of, interested transactions with related parties. During this process, the material facts as to the related party’s interest in a transaction are disclosed to all Board members or the Audit Committee. Under the policies and procedures, the Board, through the Audit Committee, is to review each interested transaction with a related party that requires approval and either approve or disapprove of the entry into the interested transaction. An interested transaction is any transaction in which we are a participant and in which any related party has or will have a direct or indirect interest. Transactions that are in the ordinary course of business and would not require either disclosure required by Item 404(a) of Regulation S-K under the Securities Act or approval of the Board or an independent committee of the Board as required by applicable NASDAQ rules would not be deemed interested transactions. No director may participate in any approval of an interested transaction with respect to which he or she is a related party. Our Board intends to approve only those related party transactions that are in the best interests of Pacific Ethanol and our stockholders.

Other than as described below or elsewhere in this Proxy Statement, since January 1, 2011, there has not been a transaction or series of related transactions to which Pacific Ethanol was or is a party involving an amount in excess of $120,000 and in which any director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. All of the below transactions were separately approved by our Board.

Certain Relationships and Related Transactions

Miscellaneous

We are or have been a party to employment and compensation arrangements with related parties, as more particularly described above in “Information about our Board of Directors, Board Committees and Related Matters—Compensation of Directors” and “Executive Compensation and Related Information.” We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Neil M. Koehler

Series B Preferred Stock

On May 20, 2008, we sold to Neil M. Koehler, who is our President and Chief Executive Officer and one of our directors, 256,410 shares of our Series B Preferred Stock, all of which were initially convertible into an aggregate of 109,890 shares of our common stock based on an initial preferred-to-common conversion ratio of approximately 1-for-0.43, and warrants to purchase an aggregate of 54,945 shares of our common stock at an exercise price of $49.00 per share, for an aggregate purchase price of $5,000,000. As a result of various anti-dilution adjustments, the conversion ratio of the Series B Preferred Stock has declined to approximately 1-for-6.5. For the year ended December 31, 2011, we accrued cash dividends in the amount of $350,000 in respect of shares of Series B Preferred Stock held by Mr. Koehler. For each of the years ended December 31, 2010 and 2009, we accrued cash dividends in the amount of $350,000 in respect of shares of Series B Preferred Stock held by Mr. Koehler. In aggregate, dividends totaling $945,000 have not been paid.

On August 21, 2012, we entered into an agreement with Mr. Koehler under which 10% of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Mr. Koehler were to be paid in shares of our common stock at a price per share of $0.31. We made such payment by issuing an aggregate of 338,709 shares of common stock to Mr. Koehler on August 24, 2012.

Loan Transaction

On March 30, 2009, we entered into an unsecured promissory note in favor of Mr. Koehler. The promissory note was for the principal amount of $1,000,000. Interest on the unpaid principal amount of the promissory note accrues at a rate per annum of 8.00%. On October 29, 2010, we paid all accrued interest under the promissory note, totaling $126,500. On November 5, 2010, we entered into an amendment to the promissory note extending its maturity date to March 31, 2012. On December 31, 2010, we paid all accrued interest under the promissory note, totaling $13,774. On November 30, 2011, we made a principal payment of $250,000, resulting in an unpaid principal balance of $750,000. For the year ended December 31, 2011, we paid all accrued interest under the promissory note, totaling $78,300. On March 7, 2012, we entered into an amendment to the promissory note further extending its maturity date to March 31, 2013.

Paul P. Koehler

Paul P. Koehler, a brother of Neil M. Koehler, is employed by us as Vice President of Corporate Development at an annual salary of $190,000.

On May 20, 2008, we sold to Mr. Koehler 12,820 shares of our Series B Preferred Stock, all of which were initially convertible into an aggregate of 5,494 shares of our common stock based on an initial preferred-to-common conversion ratio of approximately 1-for-0.43, and warrants to purchase an aggregate of 2,747 shares of our common stock at an exercise price of $49.00 per share, for an aggregate purchase price of $250,000. As a result of various anti-dilution adjustments, the conversion ratio of the Series B Preferred Stock has declined to approximately 1-for-6.5. For the year ended December 31, 2011, we accrued cash dividends in the amount of $17,500 in respect of shares of Series B Preferred Stock held by Mr. Koehler. For each of the years ended December 31, 2010 and 2009, we accrued cash dividends in the amount of $17,500 in respect of shares of Series B Preferred Stock held by Mr. Koehler. In aggregate, dividends totaling $47,250 have not been paid.

On August 21, 2012, we entered into an agreement with Mr. Koehler under which 10% of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Mr. Koehler were to be paid in shares of our common stock at a price per share of $0.31. We made such payment by issuing an aggregate of 16,935 shares of common stock to Mr. Koehler on August 24, 2012.

Thomas D. Koehler

On May 20, 2008, we sold to Thomas D. Koehler, a brother of Neil M. Koehler, who is our President and Chief Executive Officer and one of our directors, 12,820 shares of our Series B Preferred Stock, all of which were initially convertible into an aggregate of 5,494 shares of our common stock based on an initial preferred-to-common conversion ratio of approximately 1-for-0.43, and warrants to purchase an aggregate of 2,747 shares of our common stock at an exercise price of $49.00 per share, for an aggregate purchase price of $250,000. As a result of various anti-dilution adjustments, the conversion ratio of the Series B Preferred Stock has declined to approximately 1-for-6.5. For the year ended December 31, 2011, we accrued cash dividends in the amount of $17,500 in respect of shares of Series B Preferred Stock held by Mr. Koehler. For each of the years ended December 31, 2010 and 2009, we accrued cash dividends in the amount of $17,500 in respect of shares of Series B Preferred Stock held by Mr. Koehler. In aggregate, dividends totaling $47,250 have not been paid.

On August 21, 2012, we entered into an agreement with Mr. Koehler under which 10% of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Mr. Koehler were to be paid in shares of our common stock at a price per share of $0.31. We made such payment by issuing an aggregate of 16,935 shares of common stock to Mr. Koehler on August 24, 2012.

On April 1, 2008, we entered into an Independent Contractor Services Agreement with Mr. Koehler for the provision of strategic consulting services, including in connection with promoting Pacific Ethanol, and ethanol as a fuel additive and transportation fuel, with governmental agencies. Mr. Koehler was compensated at a rate of $5,000 per month under this arrangement from April 1, 2008 through September 30, 2010. Effective October 1, 2010, Mr. Koehler’s compensation was increased to $7,500 per month.

William L. Jones

Series B Preferred Stock

On May 20, 2008, we sold to Mr. Jones 12,820 shares of our Series B Preferred Stock, all of which were initially convertible into an aggregate of 5,494 shares of our common stock based on an initial preferred-to-common conversion ratio of approximately 1-for-0.43, and warrants to purchase an aggregate of 2,747 shares of our common stock at an exercise price of $49.00 per share, for an aggregate purchase price of $250,000. As a result of various anti-dilution adjustments, the conversion ratio of the Series B Preferred Stock has declined to approximately 1-for-6.5. For the year ended December 31, 2011, we accrued cash dividends in the amount of $17,500 in respect of shares of Series B Preferred Stock held by Mr. Jones. For each of the years ended December 31, 2010 and 2009, we accrued cash dividends in the amount of $17,500 in respect of shares of Series B Preferred Stock held by Mr. Jones. In aggregate, dividends totaling $47,250 have not been paid.

On August 21, 2012, we entered into an agreement with Mr. Jones under which 10% of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Mr. Jones were to be paid in shares of our common stock at a price per share of $0.31. We made such payment by issuing an aggregate of 16,935 shares of common stock to Mr. Jones on August 24, 2012.

Loan Transaction

On March 30, 2009, we entered into an unsecured promissory note in favor of Mr. Jones. The promissory note was for the principal amount of $1,000,000. Interest on the unpaid principal amount of the promissory note accrued at a rate per annum of 8.00%. On October 29, 2010, we paid $750,000 in principal and all accrued interest under the promissory note, totaling $127,000. On November 5, 2010, we entered into an amendment to the promissory note extending its maturity date to March 31, 2012. On December 31, 2010, we paid all accrued interest under the promissory note, totaling $3,000. On November 30, 2011, we paid in full the remainder of the outstanding balance of $250,000 on the promissory note. For the year ended December 31, 2011, we paid all accrued interest under the promissory note, totaling $18,300.

Lyles United

Series B Preferred Stock

On March 27, 2008, we sold to Lyles United 2,051,282 shares of our Series B Preferred Stock, all of which were initially convertible into an aggregate of 879,121 shares of our common stock based on an initial preferred-to-common conversion ratio of approximately 1-for-0.43, and warrants to purchase an aggregate of 439,560 shares of our common stock at an exercise price of $49.00 per share, for an aggregate purchase price of $40,000,000. As a result of various anti-dilution adjustments, the conversion ratio of the Series B Preferred Stock has declined to approximately 1-for-6.5. For the years ended December 31, 2011, 2010 and 2009, we accrued cash dividends in the amount of $700,000, $700,000 and $2,270,000, respectively, in respect of shares of Series B Preferred Stock held by Lyles United. In aggregate, dividends totaling $3,303,600 have not been paid.

On August 21, 2012, we entered into an agreement with Lyles United under which 10% of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by Lyles United were to be paid in shares of our common stock at a price per share of $0.31. We made such payment by issuing an aggregate of 1,184,091 shares of common stock to Lyles United on August 24, 2012.

Frank P. Greinke

Series B Preferred Stock

For the year ended December 31, 2011, we accrued cash dividends in the amount of $116,000 in respect of shares of Series B Preferred Stock held by the Greinke Personal Living Trust Dated April 20, 1999 (“Greinke Trust”). For the years ended December 31, 2010 and 2009, we accrued cash dividends in the amount of $1,366,000 and $414,000, respectively, in respect of shares of Series B Preferred Stock held by the Greinke Trust. In aggregate, dividends totaling $1,706,900 have not been paid. Frank P. Greinke is one of our former directors and the trustee of the holder of shares of our issued and outstanding Series B Preferred Stock. The Greinke Trust acquired its shares of Series B Preferred Stock from Lyles United in December 2009. On January 4, 2011, the Greinke Trust converted 170,358 shares of Series B Preferred Stock into 142,857 shares of our common stock. On January 10, 2011, the Greinke Trust converted 233,782 shares of Series B Preferred Stock into 196,042 shares of our common stock.

Shares of our Series B Preferred Stock, which were initially convertible into shares of our common stock based on an initial preferred-to-common conversion ratio of approximately 1-for-0.43, were converted into shares of our common stock based on lower conversion ratios resulting from various anti-dilution adjustments, thereby increasing the number of shares of common stock issued to the Greinke Trust in connection with its conversions of our Series B Preferred Stock. The current conversion ratio is approximately 1-for-6.5.

On August 21, 2012, we entered into an agreement with the Greinke Trust under which 10% of the accrued and unpaid dividends in respect of shares of Series B Preferred Stock held by the Greinke Trust were to be paid in shares of our common stock at a price per share of $0.31. We made such payment by issuing an aggregate of 611,795 shares of common stock to the Greinke Trust on August 24, 2012.

Sales of Ethanol

During the year ended December 31, 2011, we contracted with Southern Counties Oil Co., an entity controlled by Mr. Greinke, for sales of ethanol in an aggregate amount of $11,775,000.

Michael D. Kandris

During the year ended December 31, 2011, Mr. Kandris provided consulting services to us concerning ethanol plant operations and was compensated at a rate of $16,923 per month under this arrangement for all of 2011.

Other Information

Stockholder Proposals

Pursuant to Rule 14a–8 under the Exchange Act, proposals by stockholders that are intended for inclusion in our Proxy Statement and proxy card and to be presented at our next annual meeting must be received by us no later than June 26, 2013 in order to be considered for inclusion in our proxy materials relating to the next annual meeting. Such proposals shall be addressed to our corporate Secretary at our corporate headquarters and may be included in next year’s annual meeting proxy materials if they comply with rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

Stockholder nominations of persons for election to our Board, or proposals by stockholders that are not intended for inclusion in our proxy materials, may be made by any stockholder who timely and completely complies with the notice procedures contained in our bylaws, was a stockholder of record at the time of giving of notice and is entitled to vote at the meeting, so long as the proposal is a proper matter for stockholder action and the stockholder otherwise complies with the provisions of our bylaws and applicable law. However, stockholder nominations of persons for election to our Board at a special meeting may only be made if our Board has determined that directors are to be elected at the special meeting.

To be timely, stockholder nominations of persons for election to our Board, or proposals not intended for inclusion in our proxy materials, must be delivered to our secretary at our corporate headquarters not later than:

•	In the case of an annual meeting, the close of business on September 9, 2013. However, if the date of the meeting has changed more than 30 days from the date of the prior year’s meeting, then in order for the stockholder’s notice to be timely it must be delivered to our corporate Secretary a reasonable time before we mail our proxy materials for the current year’s meeting. For purposes of the preceding sentence, a “reasonable time” coincides with any adjusted deadline we publicly announce.
•	In the case of a special meeting, the close of business on the 7th day following the day on which we first publicly announce the date of the special meeting.

Except as otherwise provided by law, if the chairperson of the meeting determines that a nomination or any business proposed to be brought before a meeting was not made or proposed in accordance with the procedures set forth in our bylaws and summarized above, the chairperson may prohibit the nomination or proposal from being presented at the meeting.

Available Information

We are subject to the informational requirements of the Exchange Act. In accordance with the Exchange Act, we file reports, proxy statements and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Our common stock trades on The NASDAQ Capital Market under the symbol “PEIX.”

Annual Report

A copy of our Annual Report on Form 10-K for the year ended December 31, 2011 has been provided concurrently with this Proxy Statement (or made available electronically, for stockholders who elected to access these materials over the Internet) to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part of our proxy solicitation materials. Copies of our Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2011 will be furnished by first class mail, without charge, to any person from whom the accompanying proxy is solicited upon written or oral request to Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California 95814, Attention: Investor Relations, telephone (916) 403-2123. If exhibit copies are requested, a copying charge of $0.20 per page applies. In addition, all of our public filings, including our Annual Report, can be found free of charge on the website of the Securities and Exchange Commission at http://www.sec.gov.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN
PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

PROXY FOR 2012 ANNUAL MEETING OF STOCKHOLDERS

PACIFIC ETHANOL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Pacific Ethanol, Inc. (the “Company”) hereby constitutes and appoints Neil M. Koehler and William L. Jones, and each of them, with the power to appoint their substitute(s), as attorney and proxy to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the 2012 annual meeting of stockholders of the Company to be held at 9:00 a.m., local time, on Thursday, December 13, 2012 at the Sheraton Grand Sacramento, 1230 J Street, Sacramento, California 95814, and at any adjournment or adjournments thereof, upon the below proposals. The Company’s Board of Directors recommends a vote “FOR” each of the following proposals:

1.	To elect seven directors to serve on the Company’s Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified, as follows:

☐	FOR all nominees listed below, except as marked to the contrary below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list provided below.)

William L. Jones

Neil M. Koehler

Terry L. Stone

John L. Prince

Douglas L. Kieta

Larry D. Layne

Michael D. Kandris

2.	To approve an amendment to the Company’s 2006 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan from 1,214,285 shares to 6,214,285 shares.

☐	FOR approval	☐	AGAINST approval	☐	ABSTAIN

3.	To ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

☐	FOR approval	☐	AGAINST approval	☐	ABSTAIN

4.	To transact such other business as may properly come before the annual meeting or any adjournment(s) or postponement(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Please mark, date, sign and return this proxy promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:

(Signature of Stockholder(s))

(Print Name(s) Here)

☐ PLEASE CHECK IF YOU ARE PLANNING TO ATTEND THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the STOCKHOLDER Meeting to be Held on December 13, 2012. Our Proxy Statement and 2011 Annual Report to Stockholders are available at WWW.PROXYVOTE.COM. YOU WILL NEED THE 12 DIGIT CONTROL NUMBER LISTED ON YOUR PROXY CARD IN ORDER TO ACCESS THE SITE AND VIEW THE MATERIALS ONLINE.

APPENDIX A

PACIFIC ETHANOL, INC.

2006 STOCK INCENTIVE PLAN

(As Amended Through December 13, 2012)

ARTICLE ONE
GENERAL PROVISIONS

I. Purpose of the Plan.

This 2006 Stock Incentive Plan is intended to promote the interests of Pacific Ethanol, Inc. by providing eligible persons in the Corporation’s service with the opportunity to acquire a proprietary or economic interest, or otherwise increase their proprietary or economic interest, in the Corporation as an incentive for them to remain in such service and render superior performance during such service. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the attached Appendix.

II. Structure of the Plan.

A. The Plan is divided into two equity-based incentive programs:

•	the Discretionary Grant Program, under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock or stock appreciation rights tied to the value of such common stock; and
•	the Stock Issuance Program, under which eligible persons may be issued shares of common stock pursuant to restricted stock or restricted stock unit awards or other stock-based awards, made by and at the discretion of the Plan Administrator, that vest upon the completion of a designated service period and/or the attainment of pre-established performance milestones, or under which shares of common stock may be issued through direct purchase or as a bonus for services rendered to the Corporation (or any Parent or Subsidiary).

B. The provisions of Articles One and Four shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III. Administration of the Plan.

A. The Compensation Committee shall have sole and exclusive authority to administer the Discretionary Grant and Stock Issuance Programs, provided, however, that the Board may retain, reassume or exercise from time to time the power to administer those programs with respect to all persons. However, any discretionary Awards to members of the Compensation Committee must be authorized and approved by a disinterested majority of the Board.

B. The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Grant and Stock Issuance Programs under its jurisdiction or any Award thereunder.

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C. Service on the Compensation Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Compensation Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Award under the Plan.

IV. Eligibility.

A. The persons eligible to participate in the Discretionary Grant and Stock Issuance Programs are as follows:

(i) Employees;

(ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary; and

(iii) Consultants.

B. The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine (i) with respect to Awards made under the Discretionary Grant Program, which eligible persons are to receive such Awards, the time or times when those Awards are to be made, the number of shares to be covered by each such Award, the status of any awarded option as either an Incentive Option or a Non-Statutory Option, the exercise price per share in effect for each Award (subject to the limitations set forth in Article Two), the time or times when each Award is to vest and become exercisable and the maximum term for which the Award is to remain outstanding, and (ii) with respect to Awards under the Stock Issuance Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the number of shares subject to each such Award, the vesting schedule (if any) applicable to the shares subject to such Award, and the cash consideration (if any) payable for such shares.

C. The Plan Administrator shall have the absolute discretion to grant options or stock appreciation rights in accordance with the Discretionary Grant Program and to effect stock issuances or other stock-based awards in accordance with the Stock Issuance Program.

V. Stock Subject to the Plan.

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired common stock, including shares repurchased by the Corporation on the open market. Subject to any additional shares authorized by the vote of the Board and approved by the stockholders, the number of shares of common stock reserved for issuance over the term of the Plan shall not exceed 6,214,285 shares. Any or all of the shares of common stock reserved for issuance under the Plan shall be authorized for issuance pursuant to Incentive Options or other Awards.

B. No one person participating in the Plan may be granted Awards for more than 1,000,000 shares of common stock in the aggregate per calendar year.

C. Shares of common stock subject to outstanding Awards under the Plan shall be available for subsequent issuance under the Plan to the extent (i) those Awards expire or terminate for any reason prior to the issuance of the shares of common stock subject to those Awards or (ii) the Awards are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation at the original exercise or issue price paid per share pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of common stock reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of common stock, the authorized reserve of common stock under the Plan shall be reduced only by the net number of shares issued under the exercised stock option. Should shares of common stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of an Award under the Plan, the number of shares of common stock available for issuance under the Plan shall be reduced only by the net number of shares issued with respect to that Award.

A-2

D. If any change is made to the common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted Awards under the Plan per calendar year, (iii) the number and/or class of securities and the exercise or base price per share (or any other cash consideration payable per share) in effect under each outstanding Award under the Discretionary Grant Program, and (iv) the number and/or class of securities subject to each outstanding Award under the Stock Issuance Program and the cash consideration (if any) payable per share thereunder. To the extent such adjustments are to be made to outstanding Awards, those adjustments shall be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under those Awards. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO
DISCRETIONARY GRANT PROGRAM

I. Option Terms.

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A. Exercise Price.

1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than 85% of the Fair Market Value per share of common stock on the option grant date.

2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the following forms that the Plan Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Corporation;

(ii) shares of common stock valued at Fair Market Value on the Exercise Date and held for the period (if any) necessary to avoid any additional charges to the Corporation’s earnings for financial reporting purposes; or

(iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm to complete the sale.

A-3

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten years measured from the option grant date.

C. Effect of Termination of Service.

1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option or as otherwise specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with Optionee, but no such option shall be exercisable after the expiration of the option term.

(ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.

(iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which that option is at the time exercisable. No additional shares shall vest under the option following the Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of common stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

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D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options that are exercisable for unvested shares of common stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F. Transferability of Options. The transferability of options granted under the Plan shall be governed by the following provisions:

(i) Incentive Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death.

(ii) Non-Statutory Options. Non-Statutory Options shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more Non-Statutory Options so that the option may be assigned in whole or in part during the Optionee’s lifetime to one or more Family Members of the Optionee or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

(iii) Beneficiary Designations. Notwithstanding the foregoing, the Optionee may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two (whether Incentive Options or Non-Statutory Options), and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II. Incentive Options.

The terms specified below, together with any additions, deletions or changes thereto imposed from time to time pursuant to the provisions of the Code governing Incentive Options, shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

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B. Exercise Price. The exercise price per share shall not be less than 100% of the Fair Market Value per share of common stock on the option grant date.

C. Dollar Limitation. The aggregate Fair Market Value of the shares of common stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitation on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of common stock on the option grant date, and the option term shall not exceed five years measured from the option grant date.

III. Stock Appreciation Rights.

A. Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.

B. Types. Three types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights (“Tandem Rights”), (ii) standalone stock appreciation rights (“Standalone Rights”) and (iii) limited stock appreciation rights (“Limited Rights”).

C. Tandem Rights. The following terms and conditions shall govern the grant and exercise of Tandem Rights.

1. One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying stock option for shares of common stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

2. No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section III may be made in shares of common stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

3. If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten years after the date of the option grant.

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D. Standalone Rights. The following terms and conditions shall govern the grant and exercise of Standalone Rights under this Article Two:

1. One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Standalone Right not tied to any underlying option under this Discretionary Grant Program. The Standalone Right shall relate to a specified number of shares of common stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Standalone Right have a maximum term in excess of ten years measured from the grant date. Upon exercise of the Standalone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of common stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

2. The number of shares of common stock underlying each Standalone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Standalone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of common stock on the grant date.

3. Standalone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder’s lifetime, except to one or more Family Members of the holder or to a trust established exclusively for the holder and/or such Family Members, to the extent such assignment is in connection with the holder’s estate plan or pursuant to a domestic relations order covering the Standalone Right as marital property. In addition, one or more beneficiaries may be designated for an outstanding Standalone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.

4. The distribution with respect to an exercised Standalone Right may be made in shares of common stock valued at Fair Market Value on the exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

5. The holder of a Standalone Right shall have no stockholder rights with respect to the shares subject to the Standalone Right unless and until such person shall have exercised the Standalone Right and become a holder of record of shares of common stock issued upon the exercise of such Standalone Right.

E. Limited Rights. The following terms and conditions shall govern the grant and exercise of Limited Rights under this Article Two:

1. One or more Section 16 Insiders may, in the Plan Administrator’s sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two.

2. Upon the occurrence of a Hostile Take-Over, the Section 16 Insider shall have the unconditional right (exercisable for a 30-day period following such Hostile Take-Over) to surrender each option with such a Limited Right to the Corporation. The Section 16 Insider shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for those vested shares. Such cash distribution shall be made within five days following the option surrender date.

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3. The Plan Administrator shall pre-approve, at the time such Limited Right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section III. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

F. Post-Service Exercise. The provisions governing the exercise of Tandem, Standalone and Limited Stock Appreciation Rights following the cessation of the recipient’s Service or the recipient’s death shall be substantially the same as those set forth in Section I.C of this Article Two for the options granted under the Discretionary Grant Program.

G. Net Counting. Upon the exercise of any Tandem, Standalone or Limited Right under this Section III, the share reserve under Section V of Article One shall only be reduced by the net number of shares actually issued by the Corporation upon such exercise, and not by the gross number of shares as to which such Tandem, Standalone or Limited Right is exercised.

IV. Change in Control/ Hostile Take-Over.

A. No Award outstanding under the Discretionary Grant Program at the time of a Change in Control shall vest and become exercisable on an accelerated basis if and to the extent that: (i) such Award is, in connection with the Change in Control, assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, (ii) such Award is replaced with a cash retention program of the successor corporation that preserves the spread existing at the time of the Change in Control on the shares of common stock as to which the Award is not otherwise at that time vested and exercisable and provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule applicable to those shares, or (iii) the acceleration of such Award is subject to other limitations imposed by the Plan Administrator. However, if none of the foregoing conditions are satisfied, each Award outstanding under the Discretionary Grant Program at the time of the Change in Control but not otherwise vested and exercisable as to all the shares at the time subject to that Award shall automatically accelerate so that each such Award shall, immediately prior to the effective date of the Change in Control, vest and become exercisable as to all the shares of common stock at the time subject to that Award and may be exercised as to any or all of those shares as fully vested shares of common stock.

B. All outstanding repurchase rights under the Discretionary Grant Program shall also terminate automatically, and the shares of common stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C. Immediately following the consummation of the Change in Control, all outstanding Awards under the Discretionary Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control transaction.

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D. Each option that is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities that would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. In the event outstanding Standalone Rights are to be assumed in connection with a Change in Control transaction or otherwise continued in effect, the shares of common stock underlying each such Standalone Right shall be adjusted immediately after such Change in Control to apply to the number and class of securities into which those shares of common stock would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the base price per share in effect under each outstanding Standalone Right, provided the aggregate base price shall remain the same, (iii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, and (iv) the maximum number and/or class of securities for which any one person may be granted Awards under the Plan per calendar year. To the extent the actual holders of the Corporation’s outstanding common stock receive cash consideration for their common stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards under the Discretionary Grant Program, substitute, for the securities underlying those assumed Awards, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of common stock in such Change in Control transaction.

E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards under the Discretionary Grant Program so that those Awards shall, immediately prior to the effective date of a Change in Control or a Hostile Take-Over, vest and become exercisable as to all the shares at the time subject to those Awards and may be exercised as to any or all of those shares as fully vested shares of common stock, whether or not those Awards are to be assumed or otherwise continued in full force and effect pursuant to the express terms of such transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate at the time of such Change in Control or consummation of such Hostile Take-Over and shall not be assignable to successor corporation (or parent thereof), and the shares subject to those terminated rights shall accordingly vest in full at the time of such Change in Control or consummation of such Hostile Take-Over.

F. The Plan Administrator shall have full power and authority to structure one or more outstanding Awards under the Discretionary Grant Program so that those Awards shall immediately vest and become exercisable as to all of the shares at the time subject to those Awards in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed 18 months) following the effective date of any Change in Control or a Hostile Take-Over in which those Awards do not otherwise vest on an accelerated basis. Any Awards so accelerated shall remain exercisable as to fully vested shares until the expiration or sooner termination of their term. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

G. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the federal tax laws.

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H. Awards outstanding under the Discretionary Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

V. Exchange Program.

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected holders, the cancellation of any or all outstanding options or stock appreciation rights under the Discretionary Grant Program and to grant in exchange one or more of the following: (i) new options or stock appreciation rights covering the same or a different number of shares of common stock but with an exercise or base price per share not less than the Fair Market Value per share of common stock on the new grant date or (ii) cash or shares of common stock, whether vested or unvested, equal in value to the value of the cancelled options or stock appreciation rights.

ARTICLE THREE
STOCK ISSUANCE PROGRAM

I. Stock Issuance Terms.

A. Issuances. Shares of common stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement that complies with the terms specified below. Shares of common stock may also be issued under the Stock Issuance Program pursuant to restricted stock awards or restricted stock units, awarded by and at the discretion of the Plan Administrator, that entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals and/or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units.

B. Issue Price.

1. The price per share at which shares of common stock may be issued under the Stock Issuance Program shall be fixed by the Plan Administrator, but shall not be less than 100% of the Fair Market Value per share of common stock on the issuance date.

2. Shares of common stock may be issued under the Stock Issuance Program for any of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Corporation;

(ii) past services rendered to the Corporation (or any Parent or Subsidiary); or

(iii) any other valid form of consideration permissible under the Delaware Corporations Code at the time such shares are issued.

C. Vesting Provisions.

1. Shares of common stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service and/or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of common stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of common stock may also be issued under the Stock Issuance Program pursuant to restricted stock awards or restricted stock units that entitle the recipients to receive the shares underlying those awards and/or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation) a deferred distribution date following the termination of the Participant’s Service.

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2. The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Awards under the Stock Issuance Program so that the shares of common stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (i) return on total stockholders’ equity; (ii) net income per share of common stock; (iii) net income or operating income; (iv) earnings before interest, taxes, depreciation, amortization and stock-compensation costs, or operating income before depreciation and amortization; (v) sales or revenue targets; (vi) return on assets, capital or investment; (vii) cash flow; (viii) market share; (ix) cost reduction goals; (x) budget comparisons; (xi) implementation or completion of projects or processes strategic or critical to the Corporation’s business operations; (xii) measures of customer satisfaction; (xiii) any combination of, or a specified increase in, any of the foregoing; and (xiv) the formation of joint ventures, research and development collaborations, marketing or customer service collaborations, or the completion of other corporate transactions intended to enhance the Corporation’s revenue or profitability or expand its customer base; provided, however, that for purposes of items (ii), (iii) and (vii) above, the Plan Administrator may, at the time the Awards are made, specify certain adjustments to such items as reported in accordance with generally accepted accounting principles in the U.S. (“GAAP”), which will exclude from the calculation of those performance goals one or more of the following: certain charges related to acquisitions, stock-based compensation, employer payroll tax expense on certain stock option exercises, settlement costs, restructuring costs, gains or losses on strategic investments, non-operating gains or losses, certain other non-cash charges, valuation allowance on deferred tax assets, and the related income tax effects, purchases of property and equipment, and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or its successor, provided that such adjustments are in conformity with those reported by the Corporation on a non-GAAP basis. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation’s business groups or divisions thereof or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned, and a maximum level of performance at which an award will be fully earned. The Plan Administrator may provide that, if the actual level of attainment for any performance objective is between two specified levels, the amount of the award attributable to that performance objective shall be interpolated on a straight-line basis.

3. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that the Participant may have the right to receive with respect to the Participant’s unvested shares of common stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of common stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

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4. The Participant shall have full stockholder rights with respect to any shares of common stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. The Participant shall not have any stockholder rights with respect to the shares of common stock subject to a restricted stock unit award until that award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock unit or restricted stock awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

5. Should the Participant cease to remain in Service while holding one or more unvested shares of common stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of common stock, then except as set forth in Section I.C.6 of this Article Three, those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash, cash equivalent or otherwise, the Corporation shall repay to the Participant the same amount and form of consideration as the Participant paid for the surrendered shares.

6. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of common stock that would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of common stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares that were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s Involuntary Termination or as otherwise provided in Section II.E of this Article Three.

7. Outstanding restricted stock awards or restricted stock units under the Stock Issuance Program shall automatically terminate, and no shares of common stock shall actually be issued in satisfaction of those awards or units, if the performance goals or Service requirements established for such awards or units are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of common stock under one or more outstanding restricted stock awards or restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to awards or units which were at the time of grant intended to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s Involuntary Termination or as otherwise provided in Section II.E of this Article Three.

II. Change in Control/ Hostile Take-Over.

A. All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of common stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

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B. Each outstanding Award under the Stock Issuance Program that is assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control to apply to the number and class of securities into which the shares of common stock subject to the Award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time, and appropriate adjustments shall also be made to the cash consideration (if any) payable per share thereunder, provided the aggregate amount of such consideration shall remain the same. If any such Award is not so assumed or otherwise continued in effect or replaced with a cash retention program which preserves the Fair Market Value of the shares underlying the Award at the time of the Change in Control and provides for the subsequent payout of that value in accordance with the vesting schedule in effect for the Award at the time of such Change in Control, such Award shall vest, and the shares of common stock subject to that Award shall be issued as fully-vested shares, immediately prior to the consummation of the Change in Control.

C. The Plan Administrator shall have the discretionary authority to structure one or more unvested Awards under the Stock Issuance Program so that the shares of common stock subject to those Awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period (not to exceed 18 months) following the effective date of that Change in Control transaction.

D. The Plan Administrator shall also have the discretionary authority to structure one or more unvested Awards under the Stock Issuance Program so that the shares of common stock subject to those Awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Hostile Take-Over or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period (not to exceed 18 months) following the effective date of that Hostile Take-Over.

E. The Plan Administrator’s authority under Paragraphs C and D of this Section II shall also extend to any Award intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of those Awards pursuant to Paragraph C or D of this Section II may result in their loss of performance-based status under Code Section 162(m).

F. Awards outstanding under the Stock Issuance Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE FOUR
MISCELLANEOUS

I. Tax Withholding.

A. The Corporation’s obligation to deliver shares of common stock upon the issuance, exercise or vesting of Awards under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

B. Subject to applicable laws, rules and regulations and policies of the Corporation, the Plan Administrator may, in its discretion, provide any or all Optionees or Participants to whom Awards are made under the Plan with the right to utilize any or all of the following methods to satisfy all or part of the Withholding Taxes to which those holders may become subject in connection with the issuance, exercise or vesting of those Awards.

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(i) Stock Withholding: The election to have the Corporation withhold, from the shares of common stock otherwise issuable upon the issuance, exercise or vesting of those Awards a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed 100%) designated by the Optionee or Participant and make a cash payment equal to such Fair Market Value directly to the appropriate taxing authorities on such individual’s behalf. The shares of common stock so withheld shall not reduce the number of shares of common stock authorized for issuance under the Plan.

(ii) Stock Delivery: The election to deliver to the Corporation, at the time the Award is issued, exercised or vests, one or more shares of common stock previously acquired by such the Optionee or Participant (other than in connection with the issuance, exercise or vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed 100%) designated by such holder. The shares of common stock so delivered shall not be added to the shares of common stock authorized for issuance under the Plan.

(iii) Sale and Remittance: The election to deliver to the Corporation, to the extent the Award is issued or exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee or Participant shall concurrently provide irrevocable instructions to a brokerage firm to effect the immediate sale of the purchased or issued shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the Withholding Taxes required to be withheld by the Corporation by reason of such issuance, exercise or vesting.

II. Share Escrow/Legends.

Unvested shares issued under the Plan may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

III. Effective Date and Term of the Plan.

A. The Plan was initially adopted by the Board on July 19, 2006 and ratified and approved by the Corporation’s stockholders on September 7, 2006. The Plan was amended by the Board on March 5, 2010 and ratified and approved by the Corporation’s stockholders on June 3, 2010 to increase the number of shares authorized for issuance under the Plan from 285,714 shares to 857,142 shares. The Plan was further amended by the Board effective October 20, 2010 to (i) increase the limit on annual awards to any plan participant from 250,000 shares to 1,000,000 shares, and (ii) eliminate the authority of the Plan Administrator to reduce the exercise or base price of one or more outstanding stock options or stock appreciation rights. The Plan was amended by the Board on March 25, 2011 and ratified and approved by the Corporation’s stockholders on May 19, 2011 to increase the number of shares authorized for issuance under the Plan from 857,142 shares to 1,214,285. The Plan was amended by the Board effective April 2, 2012, subject to stockholder approval, to increase the number of shares authorized for issuance under the Plan from 1,214,285 shares to 6,214,285 shares.

B. The Plan shall become effective on the Plan Effective Date. Awards may be granted under the Discretionary Grant Program and the Stock Issuance Program at any time on or after the Plan Effective Date.

C. The Plan shall terminate upon the earliest to occur of (i) July 19, 2016, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares, (iii) the termination of all outstanding Awards in connection with a Change in Control or (iv) such other date as the Board in its sole discretion terminates the Plan. If the Plan terminates on July 19, 2016 or on such other date as the Board terminates the Plan, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such Awards.

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IV. Amendment, Suspension or Termination of the Plan.

The Board may suspend or terminate the Plan at any time, without notice, and in its sole discretion. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall materially impair the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, stockholder approval will be required for any amendment to the Plan that (i) materially increases the number of shares of common stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive option grants or other awards under the Plan, (iii) materially increases the benefits accruing to the Optionees and Participants under the Plan or materially reduces the price at which shares of common stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan, (v) expands the types of awards available for issuance under the Plan or (vi) is required under applicable laws, rules or regulations to be approved by stockholders.

V. Use of Proceeds.

Any cash proceeds received by the Corporation from the sale of shares of common stock under the Plan shall be used for general corporate purposes.

VI. Regulatory Approvals.

A. The implementation of the Plan, the grant of any Award and the issuance of shares of common stock in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of common stock issuable pursuant to those Awards.

B. No shares of common stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of common stock issuable under the Plan, and all applicable listing requirements of the NASDAQ Global Market, if applicable, and any stock exchange or other market on which common stock is then quoted or listed for trading.

VII. No Employment/ Service Rights.

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

VIII. Non-Exclusivity of the Plan.

Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Corporation. This Plan shall be construed to be in addition to and independent of any and all other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without stockholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

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IX. Governing Law.

All questions and obligations under the Plan and agreements issued pursuant to the Plan shall be construed and enforced in accordance with the laws of the State of Delaware.

X. Information to Optionees and Participants.

Optionees and Participants under the Plan who do not otherwise have access to financial statements of the Corporation will receive the Corporation’s financial statements at least annually.

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APPENDIX

The following definitions shall be in effect under the Plan:

A. “Award” means any of the following stock or stock-based awards authorized for issuance or grant under the Plan: stock option, stock appreciation right, direct stock issuance, restricted stock or restricted stock unit award or other stock-based award.

B. “Board” means the Corporation’s board of directors.

C. “Change in Control” shall be deemed to have occurred if, in a single transaction or series of related transactions:

(i) any person (as such term is used in Section 13(d) and 14(d) of the 1934 Act, or persons acting as a group, other than a trustee or fiduciary holding securities under an employment benefit program, is or becomes a “beneficial owner” (as defined in Rule 13-3 under the 1934 Act), directly or indirectly of securities of the Corporation representing 51% or more of the combined voting power of the Corporation, or

(ii) there is a merger, consolidation, or other business combination transaction of the Corporation with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Corporation outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Corporation (or surviving entity) outstanding immediately after such transaction, or

(iii) all or substantially all of the Corporation’s assets are sold.

D. “Code” means the Internal Revenue Code of 1986, as amended.

E. “common stock” means the Corporation’s common stock, $0.001 par value per share.

F. “Compensation Committee” means a committee of the Board comprised solely of two or more Eligible Directors who are appointed by the Board to administer the Discretionary Grant and Stock Issuance Programs, who are “outside directors” within the meaning of Section 162(m) of the Code and who are “non-employee directors” within the meaning of Rule 16b-3(b)(3)(i).

G. “Consultant” means a consultant or other independent advisor who is under written contract with the Corporation (or any Parent or Subsidiary) to provide consulting or advisory services to the Corporation (or any Parent or Subsidiary) and whose securities issued pursuant to the Plan could be registered on Form S-8.

H. “Corporation” means Pacific Ethanol, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Pacific Ethanol, Inc. that shall by appropriate action adopt the Plan.

I. “Discretionary Grant Program” means the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.

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J. “Eligible Director” means a Board member who is not, at the time of such determination, an employee of the Corporation (or any Parent or Subsidiary).

K. “Employee” means an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

L. “Exercise Date” means the date on which the Corporation shall have received written notice of the option exercise.

M. “Fair Market Value” per share of common stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the common stock is at the time traded on the NASDAQ Global Market, then the Fair Market Value shall be the closing selling price per share of common stock at the close of regular hours trading (i.e., before after- hours trading begins) on the NASDAQ Global Market on the date in question, as such price is reported by the National Association of Securities Dealers. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the common stock is not traded on the NASDAQ Global Market but is at the time listed or quoted on any other market or exchange, then the Fair Market Value shall be the closing selling price per share of common stock at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question on the market or exchange determined by the Plan Administrator to be the primary market for the common stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Plan Administrator.

In addition, with respect to any Incentive Option, the Fair Market Value shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an Incentive Option plan under the Code.

N. “Family Member” means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships.

O. “Hostile Take-Over” means either of the following events effecting a change in control or ownership of the Corporation:

(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders that the Board does not recommend such stockholders to accept, or

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(ii) a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be composed of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

P.  “Incentive Option” means an option that satisfies the requirements of Code Section 422.

Q. “Involuntary Termination” means the termination of the Service of any individual that occurs by reason of:

(i) if such individual is providing services to the Corporation pursuant to a written contract that defines “cause” or “misconduct” or similar reasons such individual could be dismissed or discharged by the Corporation, then such individual’s involuntary dismissal or discharge by the Corporation other than for any of such reasons and other than for Misconduct shall be an Involuntary Termination;

(ii) if such individual is not providing services to the Corporation pursuant to a written contract that defines “cause” or “misconduct” or similar reasons such individual could be dismissed or discharged by the Corporation, then such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct shall be an Involuntary Termination;

(iii) if such individual is providing services to the Corporation pursuant to a written contract that defines “good reason” or similar reasons such individual could voluntarily resign, then such individual’s voluntary resignation for any of such reasons shall be an Involuntary Termination; or

(iv) if such individual is providing services to the Corporation pursuant to a written contract that does not define “good reason” or similar reasons such individual could voluntarily resign, then such individual’s voluntary resignation following (A) a change in his or her position with the Corporation that materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than 15% or (C) a relocation of such individual’s place of employment by more than 50 miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent, shall be an Involuntary Termination.

R. “Misconduct” means the commission of: any act of fraud, embezzlement or dishonesty by the Optionee or Participant; any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary); any illegal or improper conduct or intentional misconduct, gross negligence or recklessness by such person that has adversely affected or, in the determination of the Plan Administrator, is likely to adversely affect, the business, reputation, goodwill or affairs of the Corporation (or any Parent or Subsidiary) in a material manner; any conduct that provides a basis for the Corporation to terminate for “cause,” “misconduct” or similar reasons the written contract pursuant to which the Optionee or Participant is providing Services to the Corporation; resignation by the Optionee or Participant on fewer than 30 days’ prior written notice and in violation of an agreement to remain in Service of the Corporation, in anticipation of a termination for “cause,” “misconduct” or similar reasons under the agreement, or in lieu of a formal discharge for “cause,” “misconduct” or similar reasons. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

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S. “1934 Act” means the Securities Exchange Act of 1934, as amended.

T. “Non-Statutory Option” means an option not intended to satisfy the requirements of Code Section 422.

U. “Optionee” means any person to whom an option is granted under the Discretionary Grant Program.

V. “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

W. “Participant” means any person who is issued shares of common stock or restricted stock units or other stock-based awards under the Stock Issuance Program.

X. “Permanent Disability” or “Permanently Disabled” means the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve months or more.

Y. “Plan” means the Corporation’s 2006 Stock Incentive Plan, as set forth in this document.

Z. “Plan Administrator” means the particular entity, whether the Compensation Committee or the Board, which is authorized to administer the Discretionary Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons then subject to its jurisdiction.

AA. “Plan Effective Date” means the date that stockholder approval of the Plan is obtained in accordance with Section III.A. of Article Four.

BB. “Section 16 Insider” means an officer or director of the Corporation subject to the short-swing profit liability provisions of Section 16 of the 1934 Act.

CC. “Service” means the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, an Eligible Director or a Consultant, except to the extent otherwise specifically provided in the documents evidencing the Award made to such person. For purposes of the Plan, an Optionee or Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) the Optionee or Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Optionee or Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee or Participant may subsequently continue to perform services for that entity.

DD. “Stock Issuance Agreement” means the agreement entered into by the Corporation and the Participant at the time of issuance of shares of common stock under the Stock Issuance Program.

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EE. “Stock Issuance Program” means the stock issuance program in effect under Article Three of the Plan.

FF. “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

GG. “Take-Over Price” means the greater of (i) the Fair Market Value per share of common stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or, if applicable, (ii) the highest reported price per share of common stock paid by the tender offeror in effecting such Hostile Take-Over through the acquisition of such common stock. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

HH. “10% Stockholder” means the owner of stock (as determined under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

II. “Withholding Taxes” means the federal, state and local income and employment taxes to which the Optionee or Participant may become subject in connection with the issuance, exercise or vesting of the Award made to him or her under the Plan.

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